Fidelity®

New Markets Income

Fund

Annual Report

December 31, 2002

(2_fidelity_logos)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy, and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

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Other third party marks appearing herein are the property of their respective owners.

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)
Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,/s/
Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® New Markets Income	12.62%	45.77%	203.00%
JP EMBI Global	13.11%	44.08%	n/a*
Emerging Markets Debt Funds Average	11.26%	31.12%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on May 4, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the J.P. Morgan Emerging Markets Bond Index Global - a market value-weighted index of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging markets sovereign and quasi-sovereign entities. The J.P. EMBI Global currently covers 33 emerging market countries. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity New Markets Income	12.62%	7.83%	12.15%
JP EMBI Global	13.11%	7.58%	n/a*
Emerging Markets Debt Funds Average	11.26%	5.25%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® New Markets Income Fund on May 31, 1993, shortly after the fund started. The chart shows how the value of your investment would have grown, and also shows how the J.P. Morgan Emerging Markets Bond Index Global Linked Index did over the same period. (The J.P. Morgan Emerging Markets Bond Index Global does not extend as far back as the fund's start date, and therefore, is not appropriate for this comparison). Going forward, the fund will compare its performance to that of the J.P. Morgan Emerging Markets Bond Index Global Linked Index rather than the J.P. Morgan Emerging Markets Bond Index. The J.P. Morgan Emerging Markets Bond Index was discontinued as of June 28, 2002 and the value in the chart reflects the growth from May 31, 1993 until June 28, 2002.

3

Understanding Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	18.33¢	52.83¢	90.89¢
Annualized dividend rate	8.62%	8.77%	8.26%
30-day annualized yield	7.80%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.29 over the past one month, $10.72 over the past six months and $11.01 over the past one year, you can compare the fund's income over these three periods. Any non-recurring distributions required by federal tax regulations included in Dividends per share have not been annualized. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

For the third time in the past four years, emerging-markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, provided investors a double-digit positive return. Only once in the past eight years has the index had a negative annual return, compared to three straight years of losses for most U.S. and developed-nation equity markets. For the overall 12-month period ending December 31, 2002, the EMBI Global index - which measures the performance of emerging-markets debt in more than 30 countries - was up 13.11%. That performance even topped the return of U.S. Treasuries, which gained 11.79% during the year, according to the Lehman Brothers® U.S. Treasury Index. Of the 30-plus countries in the emerging-markets debt benchmark, only five delivered negative returns, and only one - Brazil, with an average weighting of approximately 17% - made up a significant portion of the index. Russia, the third-largest component of the index with an average weighting of about 15% during the year, was the best performer, with a nearly 36% return. The index's largest representative, Mexico, also performed well, up more than 16%. Malaysia and South Korea were two other notable contributors, while Argentina and Uruguay were among the underperformers.

(Portfolio Manager photograph)
An interview with John Carlson, Portfolio Manager of Fidelity New Markets Income Fund

Q. How did the fund perform, John?

A. For the 12 months that ended December 31, 2002, the fund posted a gain of 12.62%. During the same period, the J.P. Morgan Emerging Markets Bond Index Global returned 13.11%, while the emerging markets debt funds average, as tracked by Lipper Inc., returned 11.26%.

Q. What helped the fund generate a double-digit return during the period?

A. The challenge of political uncertainty that overhung the market in the first half of 2002 was resolved with elections in Brazil, Ecuador, Turkey and Colombia. For the most part, the market felt comfortable with the political changes put in place. As a result, the second half of the year was very strong for emerging-markets debt and it drove solid performance for the year. The fund benefited from its positioning in a diverse group of countries. An overweighting in Russia was particularly beneficial, as was the fund's positioning in Colombia and Turkey. I've maintained an overweighting in Russia for approximately three years, given the country's favorable economic and government developments. However, by the end of 2002, I gradually reduced this overweighting because the strong performance of Russian debt left its valuations less compelling on a relative basis. I moved some of the proceeds to Turkey and Colombia, and the fund's overweighting in Colombia in the second half of the period was favorable for performance. In May, Alvaro Uribe Velez prevailed in the Colombian presidential race. His demonstrated commitment to push structural reforms through the congress to fix the country's macroeconomic imbalances was rewarded by a near doubling in multilateral aid commitments to Colombia over the next several years.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What else helped the fund outperform?

A. The fund benefited from its increased weighting in Turkey as the year progressed. Turkey held elections in November that resulted in the Islamic-based AK party gaining a majority in the legislature. Although Turkish assets had weakened significantly in the first half of the year in response to the uncertainty, they rallied following the election. AK's leadership indicated it would continue pursuing an economic agenda broadly similar to that of the current government in terms of the country's International Monetary Fund (IMF) agreement, its approach to stabilization and reform, and progress toward membership in the European Union.

Q. What hurt performance?

A. Brazil was the primary detractor. While the fund had a neutral weighting in the country, security selection had a negative influence. The fund was out of the front end of the Brazilian yield curve, meaning we didn't own the country's shorter-term debt. Typically, during a stressful time in the market, the front end of the yield curve underperforms. In this case, however, because of IMF support, the government's buying back of its bonds and the refusal of two large bond holders to be pushed out of their positions, the front end outperformed the fund's longer-term Brazilian issues. At year end, I overweighted Brazil on the belief the markets would give the country's new president an opportunity to prove himself. Ecuador was another underperformer. I had built a small overweighted position given the country's construction of a second oil pipeline, the higher level of oil prices and the dollarization of the economy. I was more optimistic than I should have been. Securities sold off sharply as it became clear the market-friendly candidate was not going to win. The possible collapse of an IMF agreement exacerbated the situation. The fund now has a neutral weighting in Ecuador. A combination of security selection and an underweighted position in Mexico also detracted from performance.

Q. John, what's your outlook?

A. I'm mildly optimistic. Market confidence has increased with encouraging policy stances, robust economic data and the resolution of political uncertainty in key emerging-markets countries. The strengthening of commodity prices also is encouraging. Risks to a favorable outlook include potential turmoil from an invasion of Iraq, escalating tension on the Korean peninsula, a significant downturn in the U.S. economy and credit deterioration in selected countries, most notably Brazil, Venezuela, the Philippines and Turkey.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks current income; as a secondary objective, the fund may seek capital appreciation

Fund number: 331

Trading symbol: FNMIX

Start date: May 4, 1993

Size: as of December 31, 2002, more than $425 million

Manager: John Carlson, since 1995; manager, Fidelity Emerging Markets Fund, since 2001; Fidelity Advisor Emerging Markets Income Fund, since 1995; joined Fidelity in 1995

3

John Carlson on emerging-markets debt versus U.S. high-yield debt:

"The J.P. Morgan EMBI Global index had annualized returns of 13.11%, 9.46% and 7.58% over the past one, three and five years ending December 31, 2002. This is in stark contrast to the U.S. high-yield market as measured by the Merrill Lynch US High Yield Master II Index (-1.89%, -0.86% and 0.52% for the same periods, respectively). In general, we've seen a deleveraging in the emerging-markets countries represented in the index. At the end of 2002, 40% of the index was made up of investment-grade countries. At the same time, U.S. high-yield companies were taking on more debt. Leverage ratios in the U.S. high-yield market, such as debt-to-equity and debt-to-cash flow, deteriorated over time. Another way of looking at the improving credit quality of emerging markets relative to U.S. high-yield debt is to compare the ratio of credit-rating upgrades versus downgrades. For emerging markets, this figure was 1.60 in 2002, up from 0.09 in 1998. Through October 2002, the ratio of upgrades to downgrades for the U.S. high-yield market was 0.23 versus 0.65 in 1998. While emerging markets debt fundamentals have improved, their ability to access ´lenders of last resort,' such as multilateral (IMF, World Bank) and bilateral lenders (other countries), also was a positive factor relative to U.S. high-yield companies."

Annual Report

Investment Changes

Top Five Countries as of December 31, 2002
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	15.5	11.7
Mexico	15.2	16.9
Russia	14.0	19.4
Colombia	8.7	2.9
Turkey	5.1	0.0

Percentages are adjusted for the effect of open futures contracts, if applicable. Top countries are based upon location of issuer of each security, including where the fund is exposed to potential political and credit risks.

Top Five Holdings as of December 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazilian Federative Republic	14.1	8.6
Russian Federation	13.5	17.1
United Mexican States	9.6	12.5
Colombian Republic	8.7	2.9
Turkish Republic	4.4	0.0
	50.3
Asset Allocation (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
Corporate Bonds 13.6%	Corporate Bonds 13.4%
Government Obligations 73.6%	Government Obligations 70.4%
Stocks 0.6%	Stocks 5.2%
Other Investments 1.2%	Other Investments 0.7%
Short-Term Investments and Net Other Assets 11.0%	Short-Term Investments and Net Other Assets 10.3%

Annual Report

Investments December 31, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 13.6%
		Principal Amount (d)	Value (Note 1)
Argentina - 0.5%
Disco SA yankee 9.875% 5/15/08		$ 705,000	$ 620,400
Mastellone Hermanos SA yankee 11.75% 4/1/08 (c)		2,340,000	702,000
YPF Sociedad Anonima yankee 7.75% 8/27/07		950,000	821,750
TOTAL ARGENTINA			2,144,150
Bermuda - 0.7%
APP China Group Ltd.:
14% 3/15/10 (c)(f)		3,855,000	1,079,400
14% 3/15/10 (Reg. S) (c)		6,830,000	1,912,400
TOTAL BERMUDA			2,991,800
British Virgin Islands - 0.2%
Cnooc Finance 2002 Ltd. 6.375% 3/8/12 (Reg. S)		675,000	744,188
Canada - 0.4%
Hurricane Hydrocarbons 12% 8/4/06		1,830,000	1,862,025
Germany - 1.4%
J.P. Morgan AG (Vimpel Communications) loan participation note:
10.45% 4/26/05 (f)		3,865,000	3,990,613
10.45% 4/26/05 (Reg. S)		1,970,000	2,034,025
TOTAL GERMANY			6,024,638
Indonesia - 0.3%
APP International Finance (Mauritius) Ltd.:
0% 7/5/03 (c)(f)		4,420,000	221,000
0% 7/5/03 (Reg. S) (c)		1,335,000	66,750
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (c)		2,870,000	760,550
TOTAL INDONESIA			1,048,300
Luxembourg - 0.1%
Millicom International Cellular SA yankee 13.5% 6/1/06		1,200,000	576,000
Malaysia - 2.6%
Petroliam Nasional BHD (Petronas) 7.75% 8/15/15 (Reg. S)		1,425,000	1,630,734
Petronas Capital Ltd.:
6.375% 5/22/09 (f)	EUR	7,215,000	7,934,842
7% 5/22/12 (f)		1,475,000	1,621,578
TOTAL MALAYSIA			11,187,154
Nonconvertible Bonds - continued
		Principal Amount (d)	Value (Note 1)
Mexico - 5.6%
Alestra SA de RL de CV yankee:
12.125% 5/15/06 (c)		$ 820,000	$ 274,700
12.625% 5/15/09 (c)		1,035,000	346,725
Innova S. de R.L. yankee 12.875% 4/1/07		475,000	418,000
Pemex Project Funding Master Trust 8.5% 2/15/08		5,845,000	6,517,175
Petroleos Mexicanos 9.25% 3/30/18		10,765,000	12,083,713
Telefonos de Mexico SA de CV 8.25% 1/26/06		3,775,000	4,133,625
TOTAL MEXICO			23,773,938
Poland - 0.2%
PTC International Finance II SA euro 11.25% 12/1/09	EUR	890,000	990,476
Russia - 0.5%
Mobile Telesystems Finance SA 10.95% 12/21/04		1,910,000	2,010,275
Turkey - 0.7%
Cellco Finance NV yankee 12.75% 8/1/05		2,865,000	2,929,463
Ukraine - 0.1%
Kyivstar GSM 12.75% 11/21/05 (f)		585,000	590,850
United States of America - 0.3%
Freeport-McMoRan Copper & Gold, Inc. 7.2% 11/15/26		1,065,000	1,038,375
TOTAL NONCONVERTIBLE BONDS (Cost $58,214,536)			57,911,632
Government Obligations - 73.6%

Argentina - 2.6%
Argentinian Republic:
BOCON:
4/1/07 January 2002 coupon (c)(i)		2,200,000	0
4/1/07 February 2002 coupon (c)(i)		2,200,000	0
4/1/07 March 2002 coupon (c)(i)		2,200,000	0
0% 4/1/07 March 2002 coupon (c)(g)		1,547,511	176,000
Brady:
floating rate bond 2.625% 3/31/05 (c)(g)		5,460,000	1,146,600
par L-GP 6% 3/31/23 (c)		7,015,000	3,226,900
7% 12/19/08 (c)(e)		9,865,000	2,194,963
Government Obligations - continued
		Principal Amount (d)	Value (Note 1)
Argentina - continued
Argentinian Republic: - continued
9.75% 9/19/27 (c)		$ 8,922,000	$ 1,784,400
11.375% 3/15/10 (c)		1,279,000	281,380
11.375% 1/30/17 (c)		4,070,000	966,625
11.75% 4/7/09 (c)		1,383,000	304,260
11.75% 6/15/15 (c)		1,320,000	302,280
12.375% 2/21/12 (c)		2,220,000	493,950
TOTAL ARGENTINA			10,877,358
Brazil - 14.1%
Brazilian Federative Republic:
Brady:
capitalization bond 8% 4/15/14		30,994,590	20,533,908
debt conversion bond 2.625% 4/15/12 (g)		8,645,000	4,754,750
par Z-L 6% 4/15/24		7,890,000	5,108,775
8.875% 4/15/24		28,200,000	15,369,000
11% 1/11/12		3,870,000	2,592,900
12% 4/15/10		3,905,000	2,840,888
12.25% 3/6/30		6,040,000	4,137,400
12.75% 1/15/20		4,530,000	3,216,300
14.5% 10/15/09		1,730,000	1,427,250
TOTAL BRAZIL			59,981,171
Bulgaria - 2.0%
Bulgarian Republic:
7.5% 1/15/13 (Reg. S)	EUR	3,770,000	4,165,924
8.25% 1/15/15 (f)		885,000	966,863
8.25% 1/15/15 (Reg. S)		2,930,000	3,201,025
TOTAL BULGARIA			8,333,812
China - 0.4%
People's Republic of China 6.8% 5/23/11		1,530,000	1,780,538
Colombia - 8.7%
Colombian Republic:
7.625% 2/15/07		1,780,000	1,735,500
8.625% 4/1/08		1,430,000	1,397,825
9.75% 4/23/09		1,205,000	1,247,175
10% 1/23/12		2,805,000	2,805,000
10.5% 6/13/06		1,465,000	1,567,550
10.5% 7/9/10		11,735,000	12,204,400
Government Obligations - continued
		Principal Amount (d)	Value Note 1)
Colombia - continued
Colombian Republic: - continued
10.75% 1/15/13		$ 4,995,000	$ 5,182,313
11.75% 2/25/20		10,240,000	10,956,800
TOTAL COLOMBIA			37,096,563
Dominican Republic - 0.3%
Dominican Republic 9.5% 9/27/06 (Reg. S)		1,025,000	1,091,625
Ecuador - 0.8%
Ecuador Republic:
6% 8/15/30 (e)(f)		2,484,000	1,012,230
6% 8/15/30 (Reg. S) (e)		2,935,000	1,196,013
12% 11/15/12 (f)		124,000	66,650
12% 11/15/12 (Reg. S)		2,200,000	1,182,500
TOTAL ECUADOR			3,457,393
Egypt - 0.5%
Arab Republic 8.75% 7/11/11 (Reg. S)		2,010,000	2,200,950
Ivory Coast - 0.2%
Ivory Coast:
Brady past due interest 2% 3/29/18 (Reg. S) (c)(g)		3,348,750	468,825
FLIRB 2% 3/30/18 (Reg. S) (c)(g)		4,030,000	503,750
TOTAL IVORY COAST			972,575
Lebanon - 1.5%
Lebanese Republic:
8.75% 9/21/05 (Reg. S)		540,000	528,525
9.5% 12/14/04		1,090,000	1,111,800
9.875% 4/24/06		1,575,000	1,551,375
10.125% 8/6/08		775,000	763,375
10.25% 10/6/09 (Reg. S)		2,190,000	2,157,150
11.625% 5/11/16 (Reg. S)		180,000	172,800
TOTAL LEBANON			6,285,025
Lithuania - 0.2%
Lithuanian Republic 7.75% 2/22/05	EUR	885,000	1,006,979
Malaysia - 1.1%
Malaysian Government 7.5% 7/15/11		3,960,000	4,581,225
Government Obligations - continued
		Principal Amount (d)	Value (Note 1)
Mexico - 9.6%
United Mexican States:
value recovery:
rights 6/30/04 (h)		$ 12,200,000	$ 42,700
rights 6/30/05 (h)		12,200,000	6,100
rights 6/30/06 (h)		12,200,000	6,100
rights 6/30/07 (h)		12,200,000	6,100
7.5% 1/14/12		2,595,000	2,783,138
8.3% 8/15/31		7,830,000	8,260,650
8.625% 3/12/08		935,000	1,075,250
10.375% 2/17/09		6,685,000	8,239,263
11.375% 9/15/16		11,855,000	15,856,063
11.5% 5/15/26		3,470,000	4,736,550
TOTAL MEXICO			41,011,914
Nigeria - 1.5%
Central Bank of Nigeria:
Brady 6.25% 11/15/20		4,250,000	2,847,500
promissory note 5.092% 1/5/10		5,998,915	3,584,560
warrants 11/15/20 (a)(h)		4,250	0
TOTAL NIGERIA			6,432,060
Panama - 2.2%
Panamanian Republic:
8.25% 4/22/08		3,290,000	3,413,375
9.625% 2/8/11		5,550,000	6,091,125
TOTAL PANAMA			9,504,500
Peru - 2.6%
Peruvian Republic:
9.125% 1/15/08		5,595,000	5,706,900
9.125% 2/21/12		5,495,000	5,343,888
TOTAL PERU			11,050,788
Philippines - 0.8%
Philippine Republic:
8.375% 3/12/09		1,910,000	1,910,000
8.875% 4/15/08		1,470,000	1,528,800
TOTAL PHILIPPINES			3,438,800
Romania - 0.3%
Romanian Republic 8.5% 5/8/12 (Reg. S)	EUR	965,000	1,105,604
Government Obligations - continued
		Principal Amount (d)	Value (Note 1)
Russia - 13.5%
Russian Federation:
5% 3/31/30 (e)(f)		$ 19,972,500	$ 15,853,172
5% 3/31/30 (Reg. S) (e)		19,300,000	15,319,375
8.25% 3/31/10 (f)		2,919,120	3,086,969
8.25% 3/31/10 (Reg. S)		840,000	888,300
11% 7/24/18 (Reg. S)		10,597,000	12,689,908
12.75% 6/24/28 (Reg. S)		7,297,000	9,668,525
TOTAL RUSSIA			57,506,249
South Africa - 2.5%
South African Republic:
7.375% 4/25/12		5,045,000	5,461,213
9.125% 5/19/09		3,640,000	4,340,700
yankee 8.5% 6/23/17		815,000	922,988
TOTAL SOUTH AFRICA			10,724,901
Turkey - 4.4%
Turkish Republic:
10.5% 1/13/08		4,755,000	4,933,313
11.5% 1/23/12		1,620,000	1,672,650
11.75% 6/15/10		3,630,000	3,829,650
11.875% 1/15/30		3,950,000	4,127,750
12.375% 6/15/09		3,690,000	4,012,875
TOTAL TURKEY			18,576,238
Ukraine - 0.5%
Ukraine Government:
10% 3/15/07 (Reg. S)	EUR	1,184,400	1,232,621
11% 3/15/07 (Reg. S)		743,400	765,702
TOTAL UKRAINE			1,998,323
Uruguay - 0.1%
Uruguay Republic 7.875% 7/15/27		1,040,000	473,200
Venezuela - 3.2%
Venezuelan Republic:
oil recovery rights 4/15/20 (h)		14,625	0
9.25% 9/15/27		8,240,000	5,603,200
13.625% 8/15/18		1,010,000	883,750
Government Obligations - continued
		Principal Amount (d)	Value (Note 1)
Venezuela - continued
Venezuelan Republic: - continued
euro Brady:
par W-A 6.75% 3/31/20		$ 7,445,000	$ 5,937,388
par W-B 6.75% 3/31/20		1,490,000	1,188,275
TOTAL VENEZUELA			13,612,613
TOTAL GOVERNMENT OBLIGATIONS (Cost $287,743,827)			313,100,404
Common Stocks - 0.6%
Shares
Brazil - 0.6%
Telebras sponsored ADR (Cost $3,357,375)	136,500	2,545,725
Sovereign Loan Participations - 0.4%
	Principal Amount (d)
Algeria - 0.4%
Algerian Republic loan participation:
Series 3 - Credit Suisse First Boston 2.625% 3/4/10 (g)	$ 1,093,102	989,257
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 2.625% 3/4/10 (g)	567,188	513,305
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $1,470,646)		1,502,562
Money Market Funds - 8.6%
Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $36,395,668)	36,395,668	36,395,668
Purchased Options - 0.8%
Expiration Date/Strike Price		Underlying Face Amount	Value (Note 1)
Brazil - 0.8%
Lehman Brothers Holdings, Inc. Call Option on $18,890,000 notional amount of Brazilian Federative Republic bond 11% 8/17/40	March 2003/ $55.00	$ 11,853,475	$ 1,558,425
Salomon Brothers International, Ltd. Call Option on $28,162,347 notional amount of Brazilian Federative Republic Brady capitalization bond 8% 4/15/14	March 2003/ $60.00	18,657,555	1,802,390
TOTAL PURCHASED OPTIONS (Cost $1,938,591)			3,360,815
TOTAL INVESTMENT PORTFOLIO - 97.6% (Cost $389,120,643)	414,816,806
NET OTHER ASSETS - 2.4%	10,357,791
NET ASSETS - 100%	$ 425,174,597
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $36,424,167 or 8.6% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Quantity represents share amount.
(i) Represents right to receive interest payment on underlying security. Principal shown is original face of underlying security.
Other Information
The composition of credit quality ratings as a percentage of net assets, is as follows (ratings are unaudited):
Ratings
AAA, AA, A	1.4%
BBB	20.7
BB	29.1
B	29.3
CCC, CC, C	4.9
Not Rated	2.2
Equities	0.6
Other Investments	0.8
Short-Term and Net Other Assets	11.0
Total	100.0%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $872,547,169 and $772,398,133, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29 for the period.
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $1,502,562 or 0.4% of net assets.
Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $73,111,000 of which $31,677,000, $11,940,000, $5,432,000 and $24,062,000 will expire on December 31, 2006, 2007, 2009 and 2010, respectively.

The percentage of dividends distributed during the fiscal year representing income derived from sources within foreign countries or possessions of the U.S. is 100% (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $389,120,643) - See accompanying schedule		$ 414,816,806
Receivable for investments sold		1,622,938
Receivable for fund shares sold		1,603,894
Dividends receivable		73,583
Interest receivable		9,606,128
Redemption fees receivable		2,105
Other receivables		6,606
Total assets		427,732,060

Liabilities
Payable for fund shares redeemed	$ 1,201,261
Distributions payable	746,643
Accrued management fee	233,428
Other payables and accrued expenses	376,131
Total liabilities		2,557,463

Net Assets		$ 425,174,597
Net Assets consist of:
Paid in capital		$ 469,396,011
Undistributed net investment income		4,880,548
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,598,518)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,496,556
Net Assets, for 37,556,626 shares outstanding		$ 425,174,597
Net Asset Value, offering price and redemption price per share ($425,174,597 ÷ 37,556,626 shares)		$ 11.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 554,250
Interest		35,608,887
		36,163,137
Less foreign taxes withheld		(41,265)
Total income		36,121,872

Expenses
Management fee	$ 2,587,173
Transfer agent fees	740,302
Accounting fees and expenses	229,813
Non-interested trustees' compensation	1,367
Custodian fees and expenses	96,225
Registration fees	50,613
Audit	64,879
Legal	7,065
Miscellaneous	50,414
Total expenses before reductions	3,827,851
Expense reductions	(22,022)	3,805,829
Net investment income (loss)		32,316,043
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(13,956,008)
Foreign currency transactions	(66,331)
Total net realized gain (loss)		(14,022,339)
Change in net unrealized appreciation (depreciation) on: Investment securities	20,004,322
Assets and liabilities in foreign currencies	5,121
Total change in net unrealized appreciation (depreciation)		20,009,443
Net gain (loss)		5,987,104
Net increase (decrease) in net assets resulting from operations		$ 38,303,147

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 32,316,043	$ 33,989,020
Net realized gain (loss)	(14,022,339)	(17,235,257)
Change in net unrealized appreciation (depreciation)	20,009,443	249,235
Net increase (decrease) in net assets resulting from operations	38,303,147	17,002,998
Distributions to shareholders from net investment income	(31,653,682)	(31,463,811)
Share transactions Net proceeds from sales of shares	235,709,880	123,399,641
Reinvestment of distributions	28,124,393	27,845,566
Cost of shares redeemed	(144,140,968)	(105,137,461)
Net increase (decrease) in net assets resulting from share transactions	119,693,305	46,107,746
Redemption fees	544,998	310,548
Total increase (decrease) in net assets	126,887,768	31,957,481

Net Assets
Beginning of period	298,286,829	266,329,348
End of period (including undistributed net investment income of $4,880,548 and undistributed net investment income of $3,862,071, respectively)	$ 425,174,597	$ 298,286,829
Other Information Shares
Sold	20,969,759	10,859,459
Issued in reinvestment of distributions	2,549,967	2,492,433
Redeemed	(13,295,779)	(9,393,239)
Net increase (decrease)	10,223,947	3,958,653

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 11.39	$ 11.13	$ 8.99	$ 12.97
Income from Investment Operations
Net investment income (loss) B	.932	1.306 D	1.092	.975	1.201
Net realized and unrealized gain (loss)	.371	(.591) D	.452	2.162	(3.980)
Total from investment operations	1.303	.715	1.544	3.137	(2.779)
Distributions from net investment income	(.909)	(1.207)	(1.080)	(1.010)	(1.022)
Distributions in excess of net investment income	-	-	(.216)	-	-
Distributions from return of capital	-	-	-	-	(.195)
Total distributions	(.909)	(1.207)	(1.296)	(1.010)	(1.217)
Redemption fees added to paid in capital B	.016	.012	.012	.013	.016
Net asset value, end of period	$ 11.32	$ 10.91	$ 11.39	$ 11.13	$ 8.99
Total Return A	12.62%	6.65%	14.38%	36.69%	(22.38)%
Ratios to Average Net Assets C
Expenses before expense reductions	1.00%	1.00%	1.00%	1.07%	1.13%
Expenses net of voluntary waivers, if any	1.00%	1.00%	1.00%	1.07%	1.13%
Expenses net of all reductions	1.00%	.99%	.99%	1.07%	1.13%
Net investment income (loss)	8.48%	11.61% D	9.41%	9.88%	10.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 425,175	$ 298,287	$ 266,329	$ 219,355	$ 207,842
Portfolio turnover rate	219%	259%	278%	273%	488%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Fidelity New Markets Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, prior period premium and discount on debt securities, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 46,078,925	|
Unrealized depreciation	(17,471,393)
Net unrealized appreciation (depreciation)	28,607,532
Undistributed ordinary income	282,405
Capital loss carryforward	(73,111,351)
Cost for federal income tax purposes	386,209,274

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 31,653,682	$ 31,463,811

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. Redemptions on or prior to October 18, 2002 of shares held less than 180 days were subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the Schedule of Investments under the caption "Purchased Options". This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $319,367 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $10,816 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $9,885 and $1,321, respectively.

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Litigation.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity New Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Markets Income Fund (a fund of Fidelity School Street Trust) at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Markets Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1976

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Name, Age; Principal Occupation
Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of New Markets Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Philip L. Bullen (43)

Year of Election or Appointment: 2001

Vice President of New Markets Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

John H. Carlson (52)

Year of Election or Appointment: 1996

Vice President of New Markets Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Carlson managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of New Markets Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of New Markets Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of New Markets Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1993 Assistant Treasurer of New Markets Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of New Markets Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of New Markets Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of New Markets Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	1,288,195,689.40	87.130
Against	59,837,700.18	4.047
Abstain	66,870,615.36	4.523
Broker Non-Votes	63,578,790.11	4.300
TOTAL	1,478,482,795.05	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	1,265,038,842.24	85.563
Against	153,176,235.98	10.361
Abstain	60,267,716.83	4.076
TOTAL	1,478,482,795.05	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations and reorganizations.*
	# of Votes	% of Votes
Affirmative	1,278,011,067.16	86.441
Against	74,209,385.21	5.019
Abstain	62,683,552.57	4.240
Broker Non-Votes	63,578,790.11	4.300
TOTAL	1,478,482,795.05	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	1,245,890,930.80	84.268
Against	98,700,857.54	6.676
Abstain	70,312,216.60	4.756
Broker Non-Votes	63,578,790.11	4.300
TOTAL	1,478,482,795.05	100.00
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,411,053,067.59	95.439
Withheld	67,429,727.46	4.561
TOTAL	1,478,482,795.05	100.00
Ralph F. Cox
Affirmative	1,410,166,404.98	95.379
Withheld	68,316,390.07	4.621
TOTAL	1,478,482,795.05	100.00
Phyllis Burke Davis
Affirmative	1,408,464,277.11	95.264
Withheld	70,018,517.94	4.736
TOTAL	1,478,482,795.05	100.00
Robert M. Gates
Affirmative	1,411,161,494.77	95.447
Withheld	67,321,300.28	4.553
TOTAL	1,478,482,795.05	100.00
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Abigail Johnson
Affirmative	1,406,102,760.86	95.104
Withheld	72,380,034.19	4.896
TOTAL	1,478,482,795.05	100.00
Edward C. Johnson 3d
Affirmative	1,407,689,158.72	95.212
Withheld	70,793,636.33	4.788
TOTAL	1,478,482,795.05	100.00
Donald J. Kirk
Affirmative	1,411,739,690.64	95.486
Withheld	66,743,104.41	4.514
TOTAL	1,478,482,795.05	100.00
Marie L. Knowles
Affirmative	1,412,764,570.79	95.555
Withheld	65,718,224.26	4.445
TOTAL	1,478,482,795.05	100.00
Ned C. Lautenbach
Affirmative	1,412,976,011.53	95.569
Withheld	65,506,783.52	4.431
TOTAL	1,478,482,795.05	100.00
Peter S. Lynch
Affirmative	1,411,348,873.56	95.459
Withheld	67,133,921.49	4.541
TOTAL	1,478,482,795.05	100.00
Marvin L. Mann
Affirmative	1,411,908,593.93	95.497
Withheld	66,574,201.12	4.503
TOTAL	1,478,482,795.05	100.00
William O. McCoy
Affirmative	1,411,926,873.54	95.498
Withheld	66,555,921.51	4.502
TOTAL	1,478,482,795.05	100.00
William S. Stavropoulos
Affirmative	1,404,489,525.50	94.995
Withheld	73,993,269.55	5.005
TOTAL	1,478,482,795.05	100.00
PROPOSAL 6
To approve an amended management contract for the fund.
	# of Votes	% of Votes
Affirmative	163,693,738.91	82.405
Against	10,182,849.68	5.126
Abstain	7,505,015.55	3.778
Broker Non-Votes	17,264,530.64	8.691
TOTAL	198,646,134.78	100.00
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	157,521,090.99	79.297
Against	15,645,940.98	7.877
Abstain	8,214,572.17	4.135
Broker Non-Votes	17,264,530.64	8.691
TOTAL	198,646,134.78	100.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	157,321,529.33	79.197
Against	16,103,368.90	8.106
Abstain	7,956,705.91	4.006
Broker Non-Votes	17,264,530.64	8.691
TOTAL	198,646,134.78	100.00

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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Buying shares

Fidelity Investments
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Selling shares

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General Correspondence

Fidelity Investments
P.O. Box 500
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Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
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Selling shares

Fidelity Investments
P.O. Box 770001
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Fidelity Investments
Attn: Distribution Services
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Hebron, KY 41048-9397

General Correspondence

Fidelity Investments
P.O. Box 500
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To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

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Michigan

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NMI-ANN-0203 338079
1.540082.105

Fidelity®

Strategic Income

Fund

Annual Report

December 31, 2002

(2_fidelity_logos)

(Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)
Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,/s/
Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumualtive total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity® Strategic Income	9.38%	29.12%
Fidelity Strategic Income Composite	7.94%	22.34%
JPM EMBI Global	13.11%	35.83%
LB Government Bond	11.50%	42.52%
ML US High Yield Master II	-1.89%	-0.81%
SSB Non-US Group of 7 Index - Equally Weighted Unhedged	21.66%	27.32%
Multi-Sector Income Funds Average	6.59%	n/a *

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on May 1, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of Merrill Lynch U.S. High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. Additionally you can compare the fund's returns to the performance of the Fidelity Strategic Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the J.P. Morgan Emerging Markets Bond Index Global, (EMBI Global) the Lehman Brothers ® Government Bond Index, the Merrill Lynch U.S. High Yield Master II Index and the Salomon Smith Barney® Non-U.S. Group of 7 Index - Equally Weighted Unhedged, weighted according to the fund's neutral mix. ** You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

* Not available

** 40% high yield, 30% U. S. government and investment grade, 15% emerging markets, and 15% foreign developed markets

Annual Report

Performance - continued

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Life of fund
Fidelity Strategic Income	9.38%	5.62%
Fidelity Strategic Income Composite	7.94%	4.41%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Income Fund on May 1, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch U.S. High Yield Master II Index and the Fidelity Strategic Income Composite Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended December 31,				May 1, 1998 (commencement of operations) to December 31,
	2002	2001	2000	1999	1998
Dividend returns	6.65%	6.30%	7.35%	7.19%	4.93%
Capital returns	2.73%	0.22%	-3.28%	-0.84%	-4.80%
Total returns	9.38%	6.52%	4.07%	6.35%	0.13%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	8.65¢	31.15¢	57.48¢
Annualized dividend rate	6.05%	6.35%	6.31%
30-day annualized yield	5.91%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.35 over the past one month, $9.08 over the past six months and $9.11 over the past one year, you can compare the fund's income over these three periods. Any non-recurring distributions required by Federal tax regulations included in Dividends per share have not been annualized. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

For essentially all categories of foreign and domestic debt - with the possible exception of U.S. high-yield bonds - 2002 was a very good year. Faltering equity markets, low interest rates and geopolitical tension dominated the global environment, and investors responded by pulling money out of equities and entrusting it to higher-quality fixed-income instruments. Overall, government bond markets outside the U.S. were the best performers during the 12-month period ending December 31, 2002. In that time, the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market-value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - advanced an impressive 21.99%. Emerging-markets debt also continued to make an impression. The J.P. Morgan Emerging Markets Bond Index Global - which measures the performance of more than 30 emerging-markets countries - finished the period with a return of 13.11%, the fourth consecutive annual gain for the index. U.S government bonds also landed in the double-digit plus column. The Lehman Brothers® Government Bond Index - a benchmark for U.S. government securities with maturities of one year or more - gained 11.50%. Conversely, a multitude of corporate governance and accounting scandals, debt defaults and credit downgrades were significant contributors to the 1.89% loss of the Merrill Lynch High Yield Master II Index.

(Portfolio Manager photograph)
An interview with William Eigen, Lead Portfolio Manager of Fidelity Strategic Income Fund

Q. How did the fund perform, Bill?

A. For the year ending December 31, 2002, the fund was up 9.38%, outpacing both the Fidelity Strategic Income Composite Index and the Lipper Inc. multi-sector income funds average, which returned 7.94% and 6.59%, respectively.

Q. What was behind the fund's strong showing?

A. While security selection was primarily responsible, some well-timed tactical asset-allocation shifts also helped. With the exception of the non-U.S. developed markets subportfolio - which performed roughly in line with its index - all the subportfolios beat their benchmarks, with particularly strong results from our high-yield investments. I'm proud that despite a difficult period overall for higher-risk assets, along with heavy cash flows into the fund, we continued to deliver very competitive returns for our shareholders - a testament to our disciplined management and risk-control process.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Which of your asset-allocation decisions added value?

A. Although high-yield was the weakest segment of the fixed-income market during the period, I used the sector's volatility to our advantage. Overweighting high-yield bonds amid their run-up early in the year helped, as did reducing the position when the sector suffered from widespread credit-quality downgrades and weak economic and issuer fundamentals. Also helpful was moving back to an overweighting early in the fourth quarter, as yield spreads tightened rapidly from record-wide levels in October and November amid a more positive environment for riskier assets. A timely overweighting in the developed-markets subportfolio during the late spring was another plus. I felt the strength of the dollar against the euro was unsustainable since interest rates were higher overseas. The dollar subsequently weakened and our bonds rallied. I trimmed the position to take profits, returning us to a neutral weighting by July. Within the U.S. government bond subportfolio, I substituted cash for some Treasuries - which I felt were overvalued - in an effort to preserve capital. While this strategy hurt us for most of the year as Treasuries benefited from favorable interest rate conditions and a flight to quality, it helped a lot during the fourth quarter when high-yield bonds strongly outperformed.

Q. What fueled the subportfolios?

A. Good security selection within the high-yield subportfolio - managed by Mark Notkin - contributed the most. Mark's fundamental approach was key in avoiding many of the year's blow-ups, and his focus on stronger credits with upgrade potential or whose fundamentals could improve worked well. Timely trading also helped, particularly within telecommunications. Strong macroeconomic analysis and research bolstered the emerging-markets subportfolio - managed by Jonathan Kelly, who replaced John Carlson in April. Some good picks within Latin American markets - including Brazil, Argentina and Venezuela - and an emphasis on top-performing Russian debt overwhelmed what we lost by overweighting Brazil and underweighting South Korea. The U.S. government subportfolio - managed by Kevin Grant - benefited from effective yield-curve positioning amid a volatile interest rate environment. Overweighting high-quality, higher-yielding agency and mortgage securities also helped. Finally, the developed-markets subportfolio - managed by Ian Spreadbury - posted a strong return in large part due to falling interest rates and currency gains among European issues.

Q. What's your outlook?

A. I'm bullish on high-yield bonds at period end, as valuations remain attractive relative to historical norms, and extremely low Treasury rates have left investors searching for extra yield. There still seems to be a significant amount of "bad news" reflected in prices despite the fact that much of the damage - in terms of weeding out speculative issues and defaults - likely has passed. I'm bearish on Treasuries and still hold cash as protection against rising interest rates. I'm still cautious on emerging-markets debt given political uncertainty in Brazil, while currency movements will dictate our developed-markets exposure.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: a high level of current income by investing primarily in debt securities; as a secondary objective, the fund may seek capital appreciation

Fund number: 368

Trading symbol: FSICX

Start date: May 1, 1998

Size: as of December 31, 2002, more than $781 million

Manager: William Eigen, since 2001; manager, Fidelity Four-In-One Index Fund, since 2002; Fidelity Advisor Strategic Income Fund, since 2001; director, Fidelity Asset Allocation Fund Group, 1997-2001; joined Fidelity in 1994

3

Bill Eigen revisits how diversification works for the fund:

"Many investors consider their portfolios well diversified if they allocate between equity funds with different risk characteristics and a fixed-income fund - in most cases a U.S. government fund or investment-grade bond fund. While I believe that is a reasonable investment strategy, I think there is an additional risk to consider. Traditional fixed-income funds generally concentrate in only one area of the market. Like equities, fixed-income asset classes offer widely varying risk/return characteristics. The diversification offered within this fund takes advantage of all aspects of the fixed-income markets - including emerging markets, non-U.S. developed markets, high-yield and U.S. government securities.

"The benefit of this type of diversification is that if one sector of the fund is experiencing negative returns, it could be offset by a sector that's performing well. The end result is a portfolio that provides competitive returns over time within a controlled volatility framework. The historical returns of the fund illustrate this concept well."

Note to shareholders: Effective January 1, 2003, George Fischer assumed responsibility for managing the fund's U.S. government bond subportfolio.

Annual Report

Investment Changes

Top Five Holdings as of December 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	16.0	17.6
German Federal Republic	4.9	2.9
Fannie Mae	3.9	3.0
Canadian Government	2.5	2.6
United Kingdom, Great Britain & Northern Ireland	2.2	2.0
	29.5
Top Five Market Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	13.9	13.4
Financials	7.1	5.6
Utilities	5.8	1.7
Telecommunication Services	4.4	3.9
Materials	4.2	4.8
Quality Diversification (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
U.S. Governments 20.9%	U.S. Governments 22.5%
AAA, AA, A 15.2%	AAA, AA, A 15.6%
BBB 7.9%	BBB 6.8%
BB 18.0%	BB 14.8%
B 25.5%	B 24.2%
CCC, CC, C 3.9%	CCC, CC, C 2.7%
D 0.2%	D 0.0%
Not Rated 1.0%	Not Rated 1.2%
Equities 0.4%	Equities 0.6%
Short-TermInvestments and Net OtherAssets 7.0%	Short-TermInvestments and Net OtherAssets 11.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Asset Allocation (% of fund's net assets)
As of December 31, 2002*		As of June 30, 2002**
	Corporate Bonds 47.9%		Corporate Bonds 41.9%
	U.S. Government and Government Agency Obligations 20.9%		U.S. Government and Government Agency Obligations 22.5%
	Foreign Government & Government Agency Obligations 21.6%		Foreign Government & Government Agency Obligations 21.3%
	Stocks 0.4%		Stocks 0.6%
	Other Investments 2.2%		Other Investments 2.1%
	Short-Term Investments and Net Other Assets 7.0%		Short-Term Investments and Net Other Assets 11.6%
* Foreign investments	33.5%	** Foreign investments	33.3%

Annual Report

Investments December 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 47.9%
		Principal Amount (i)	Value (Note 1)
Convertible Bonds - 1.4%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 4.875% 1/1/07 (f)		$ 20,000	$ 17,800
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Total Renal Care Holdings 7% 5/15/09		3,455,000	3,435,566
INFORMATION TECHNOLOGY - 0.9%
Electronic Equipment & Instruments - 0.9%
Celestica, Inc. liquid yield option note 0% 8/1/20		7,660,000	3,514,025
Sanmina-SCI Corp. 0% 9/12/20		4,785,000	1,949,888
Solectron Corp. liquid yield option note:
0% 5/8/20		386,000	236,425
0% 11/20/20		1,890,000	930,825
			6,631,163
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10		1,063,000	764,084
TOTAL CONVERTIBLE BONDS			10,848,613
Nonconvertible Bonds - 46.5%
CONSUMER DISCRETIONARY - 13.9%
Auto Components - 0.8%
Arvin Industries, Inc. 6.75% 3/15/08		60,000	57,750
ArvinMeritor, Inc. 8.75% 3/1/12		1,690,000	1,732,250
Dana Corp. 10.125% 3/15/10		1,835,000	1,853,350
Dura Operating Corp. 8.625% 4/15/12		565,000	570,650
Lear Corp.:
7.96% 5/15/05		1,095,000	1,116,900
8.11% 5/15/09		500,000	527,500
Stoneridge, Inc. 11.5% 5/1/12		635,000	606,425
			6,464,825
Automobiles - 0.0%
General Motors Corp. euro 1.25% 12/20/04	JPY	50,000,000	415,930
Hotels, Restaurants & Leisure - 4.9%
Coast Hotels & Casinos, Inc. 9.5% 4/1/09		2,320,000	2,476,600
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Domino's, Inc. 10.375% 1/15/09		$ 2,695,000	$ 2,910,600
Florida Panthers Holdings, Inc. 9.875% 4/15/09		3,510,000	3,650,400
Harrah's Operating Co., Inc. 7.5% 1/15/09		250,000	276,275
Hilton Hotels Corp.:
7.625% 12/1/12		620,000	616,900
8.25% 2/15/11		1,235,000	1,278,225
HMH Properties, Inc. 7.875% 8/1/05		740,000	725,200
Horseshoe Gaming LLC 8.625% 5/15/09		3,810,000	4,019,550
International Game Technology 8.375% 5/15/09		650,000	718,250
ITT Corp. 7.375% 11/15/15		1,590,000	1,454,850
KSL Recreation Group, Inc. 10.25% 5/1/07		125,000	127,500
MGM Mirage, Inc. 8.5% 9/15/10		275,000	302,500
Penn National Gaming, Inc. 8.875% 3/15/10		3,590,000	3,661,800
Station Casinos, Inc. 8.375% 2/15/08		4,120,000	4,367,200
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11		2,340,000	2,392,650
Tricon Global Restaurants, Inc. 8.875% 4/15/11		4,940,000	5,359,900
Wheeling Island Gaming, Inc. 10.125% 12/15/09		1,560,000	1,563,900
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10		2,045,000	2,055,225
			37,957,525
Household Durables - 0.9%
Beazer Homes USA, Inc.:
8.625% 5/15/11		435,000	448,050
8.875% 4/1/08		785,000	812,475
Champion Home Builders Co. 11.25% 4/15/07		225,000	187,875
D.R. Horton, Inc.:
7.875% 8/15/11		175,000	170,625
8% 2/1/09		1,175,000	1,175,000
Kaufman & Broad Home Corp. 7.75% 10/15/04		900,000	920,250
KB Home 8.625% 12/15/08		300,000	313,500
Lennar Corp.:
7.625% 3/1/09		395,000	408,825
9.95% 5/1/10		500,000	547,500
Pulte Homes, Inc. 7.875% 8/1/11		930,000	1,026,488
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Ryland Group, Inc. 9.125% 6/15/11		$ 620,000	$ 657,200
Standard Pacific Corp. 9.25% 4/15/12		305,000	295,850
			6,963,638
Leisure Equipment & Products - 0.2%
The Hockey Co. 11.25% 4/15/09		1,445,000	1,473,900
Media - 6.7%
AMC Entertainment, Inc.:
9.5% 3/15/09		1,500,000	1,477,500
9.5% 2/1/11		115,000	113,275
9.875% 2/1/12		810,000	797,850
American Media Operations, Inc. 10.25% 5/1/09		1,520,000	1,569,400
Chancellor Media Corp.:
8% 11/1/08		1,995,000	2,154,600
8.125% 12/15/07		870,000	904,800
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)		260,000	65,000
8.625% 4/1/09		75,000	33,000
9.625% 11/15/09		1,965,000	864,600
10% 4/1/09		1,620,000	712,800
10% 5/15/11		1,625,000	731,250
10.25% 1/15/10		300,000	132,000
10.75% 10/1/09		375,000	165,000
11.125% 1/15/11		470,000	206,800
Cinemark USA, Inc.:
8.5% 8/1/08		1,135,000	1,078,250
9.625% 8/1/08		125,000	125,000
Corus Entertainment, Inc. 8.75% 3/1/12		2,345,000	2,485,700
CSC Holdings, Inc.:
7.625% 4/1/11		3,750,000	3,534,375
7.625% 7/15/18		280,000	246,400
7.875% 2/15/18		105,000	92,400
Dex Media East LLC/Dex Media East Finance Co. 9.875% 11/15/09 (f)		1,180,000	1,262,600
EchoStar DBS Corp.:
9.125% 1/15/09		1,510,000	1,581,725
9.375% 2/1/09		5,400,000	5,670,000
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.: - continued
10.375% 10/1/07		$ 4,590,000	$ 4,911,300
Entravision Communications Corp. 8.125% 3/15/09		2,490,000	2,614,500
Grupo Televisa SA de CV 8% 9/13/11		550,000	574,750
International Cabletel, Inc. 11.5% 2/1/06 (c)		2,035,000	223,850
Lamar Media Corp.:
7.25% 1/1/13 (f)		390,000	394,875
8.625% 9/15/07		1,880,000	1,966,950
9.625% 12/1/06		215,000	222,525
LBI Media, Inc. 10.125% 7/15/12 (f)		890,000	930,050
News America Holdings, Inc.:
7.375% 10/17/08		85,000	93,555
7.6% 10/11/15		345,000	379,593
Nextmedia Operating, Inc. 10.75% 7/1/11		515,000	540,750
PanAmSat Corp.:
6.125% 1/15/05		190,000	185,250
6.375% 1/15/08		920,000	883,200
Pearson PLC euro 4.625% 7/8/04	EUR	500,000	533,527
Pegasus Communications Corp.:
9.625% 10/15/05		600,000	330,000
12.5% 8/1/07		75,000	33,750
Penton Media, Inc. 11.875% 10/1/07		410,000	340,300
Quebecor Media, Inc. 11.125% 7/15/11		5,000	4,600
Radio One, Inc. 8.875% 7/1/11		4,050,000	4,343,625
Regal Cinemas Corp. 9.375% 2/1/12		1,250,000	1,325,000
Rogers Cable, Inc. yankee 7.875% 5/1/12		1,000,000	975,000
Susquehanna Media Co. 8.5% 5/15/09		20,000	20,600
Telewest PLC yankee:
9.625% 10/1/06 (c)		1,050,000	189,000
11% 10/1/07 (c)		4,060,000	751,100
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)		165,000	149,119
yankee 10.5% 2/15/07		295,000	266,606
Yell Finance BV 10.75% 8/1/11		2,760,000	3,036,000
			52,223,700
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.2%
Hollywood Entertainment Corp. 9.625% 3/15/11		$ 1,890,000	$ 1,908,900
Textiles Apparel & Luxury Goods - 0.2%
Levi Strauss & Co. 12.25% 12/15/12 (f)		1,250,000	1,231,250
TOTAL CONSUMER DISCRETIONARY			108,639,668
CONSUMER STAPLES - 2.0%
Beverages - 0.2%
Constellation Brands, Inc. 8.125% 1/15/12		1,930,000	1,997,550
Food & Drug Retailing - 0.2%
Disco SA yankee:
9.125% 5/15/03		45,000	43,650
9.875% 5/15/08		390,000	343,200
Rite Aid Corp.:
6.125% 12/15/08 (f)		250,000	185,000
6.875% 8/15/13		850,000	603,500
7.125% 1/15/07		275,000	228,250
			1,403,600
Food Products - 1.1%
Chiquita Brands International, Inc. 10.56% 3/15/09		2,035,000	2,075,700
Corn Products International, Inc.:
8.25% 7/15/07		1,275,000	1,281,375
8.45% 8/15/09		130,000	130,975
Dean Foods Co.:
6.625% 5/15/09		40,000	39,600
6.9% 10/15/17		820,000	746,200
8.15% 8/1/07		1,905,000	1,995,488
Del Monte Corp.:
8.625% 12/15/12 (f)		910,000	928,200
9.25% 5/15/11		390,000	405,600
Dole Food Co., Inc.:
7.25% 5/1/09		1,360,000	1,305,600
Michael Foods, Inc. 11.75% 4/1/11		50,000	55,500
			8,964,238
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07		$ 70,000	$ 65,800
Personal Products - 0.4%
Revlon Consumer Products Corp. 12% 12/1/05		3,175,000	3,048,000
Tobacco - 0.1%
Gallaher Group PLC 5.75% 10/2/06	EUR	500,000	551,633
TOTAL CONSUMER STAPLES			16,030,821
ENERGY - 3.6%
Energy Equipment & Services - 0.3%
DI Industries, Inc. 8.875% 7/1/07		610,000	625,250
Grant Prideco, Inc.:
9% 12/15/09 (f)		170,000	177,650
9.625% 12/1/07		230,000	243,800
Key Energy Services, Inc. 8.375% 3/1/08		680,000	712,300
Petroliam Nasional BHD (Petronas):
7.625% 10/15/26 (Reg. S)		250,000	266,094
7.75% 8/15/15 (Reg. S)		555,000	635,128
			2,660,222
Oil & Gas - 3.3%
Chesapeake Energy Corp.:
7.75% 1/15/15 (f)		820,000	815,900
8.125% 4/1/11		1,415,000	1,457,450
8.375% 11/1/08		1,180,000	1,215,400
8.5% 3/15/12		30,000	31,050
Encore Acquisition Co. 8.375% 6/15/12 (f)		795,000	826,800
Forest Oil Corp. 8% 12/15/11		190,000	199,975
Hurricane Hydrocarbons 12% 8/4/06		1,130,000	1,149,775
Pecom Energia SA 8.125% 7/15/10 (Reg. S)		1,626,000	1,065,030
Pemex Project Funding Master Trust:
7.875% 2/1/09 (f)		250,000	268,750
8% 11/15/11 (f)		400,000	428,000
Petroleos Mexicanos 9.25% 3/30/18		3,135,000	3,519,038
Plains All American Pipeline LP 7.75% 10/15/12 (f)		420,000	434,700
Plains Exploration & Production Co. LP 8.75% 7/1/12 (f)		1,740,000	1,800,900
Teekay Shipping Corp. 8.875% 7/15/11		6,255,000	6,411,375
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
The Coastal Corp.:
6.2% 5/15/04		$ 310,000	$ 266,600
6.5% 5/15/06		500,000	405,000
6.95% 6/1/28		50,000	32,000
7.5% 8/15/06		345,000	282,900
7.75% 6/15/10		1,025,000	804,625
7.75% 10/15/35		510,000	336,600
Vintage Petroleum, Inc. 8.25% 5/1/12		1,065,000	1,102,275
Westport Resources Corp. 8.25% 11/1/11 (f)		900,000	940,500
YPF Sociedad Anonima:
8% 2/15/04		235,000	227,950
yankee:
7.75% 8/27/07		100,000	86,500
9.125% 2/24/09		1,725,000	1,535,250
			25,644,343
TOTAL ENERGY			28,304,565
FINANCIALS - 6.8%
Banks - 1.5%
Banco Nacional de Desenvolvimento Economico e Social 20.369% 6/16/08 (g)		870,000	774,300
Bangkok Bank Ltd. PCL:
8.75% 3/15/07 (Reg. S)		350,000	399,000
9.025% 3/15/29 (f)		135,000	136,688
9.025% 3/15/29 (Reg. S)		100,000	101,250
Banque Centrale de Tunisie 7.375% 4/25/12		250,000	262,500
Hanvit Bank:
12.75% 3/1/10 (f)(g)		35,000	40,863
12.75% 3/1/10 (Reg. S) (g)		70,000	81,725
Japan Development Bank 1.7% 9/20/22	JPY	300,000,000	2,339,934
Korea Development Bank 4.25% 11/13/07		235,000	237,820
Kreditanstalt Fuer Wiederaufbau:
3.5% 11/15/05	EUR	6,100,000	6,485,785
6% 12/7/28	GBP	200,000	376,432
			11,236,297
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - 4.9%
Abbey National Sterling Capital euro 11.5% 1/4/17	GBP	200,000	$ 502,678
AES Drax Holdings Ltd. 10.41% 12/31/20		1,355,000	758,800
American Airlines, Inc. pass thru trust certificates 7.8% 4/1/08		290,000	211,700
APP International Finance (Mauritius) Ltd. 0% 7/5/03 (c)(f)		615,000	30,750
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08		1,110,000	1,151,625
Cellco Finance NV yankee 12.75% 8/1/05		1,075,000	1,099,188
Chukchansi Economic Development Authority 14.5% 6/15/09 (f)		470,000	472,350
Continental Airlines, Inc. pass thru trust certificates:
6.795% 8/2/18		207,144	134,644
6.9% 1/2/17		104,779	68,107
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10		1,190,000	1,188,770
7.779% 11/18/05		240,000	192,000
7.92% 5/18/12		375,000	312,702
10.06% 1/2/16		160,000	128,000
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp.:
8.5% 6/1/11		830,000	763,600
10.625% 12/1/12 (f)		1,200,000	1,230,000
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14		1,410,000	1,480,500
IOS Capital, Inc. 9.75% 6/15/04		1,030,000	1,050,600
J.P. Morgan AG (Vimpel Communications) loan participation note:
10.45% 4/26/05 (f)		995,000	1,027,338
10.45% 4/26/05 (Reg. S)		250,000	258,125
KFW International Finance, Inc. euro 1% 12/20/04	JPY	305,000,000	2,614,212
Mobile Telesystems Finance SA 10.95% 12/21/04		1,203,000	1,266,158
NGG Finance PLC 5.25% 8/23/06	EUR	500,000	546,368
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20		$ 118,300	$ 101,303
7.248% 7/2/14		228,835	114,418
7.575% 3/1/19		73,174	69,515
7.691% 4/1/17		20,000	16,000
7.95% 9/1/16		47,632	38,106
8.304% 9/1/10		292,268	204,587
Pemex Project Funding Master Trust:
8.5% 2/15/08		500,000	557,500
9.125% 10/13/10		3,550,000	4,064,750
Petronas Capital Ltd.:
7% 5/22/12 (f)		290,000	318,819
7.875% 5/22/22 (Reg. S)		1,850,000	2,011,875
PTC International Finance BV yankee 10.75% 7/1/07		125,000	130,000
PTC International Finance II SA:
euro 11.25% 12/1/09	EUR	785,000	873,622
yankee 11.25% 12/1/09		2,260,000	2,395,600
Punch Taverns Finance PLC euro 7.567% 4/15/26	GBP	500,000	919,824
Qwest Capital Funding, Inc.:
5.875% 8/3/04		800,000	688,000
7% 8/3/09		565,000	378,550
7.25% 2/15/11		1,495,000	986,700
7.625% 8/3/21		200,000	117,000
7.75% 8/15/06		635,000	457,200
7.9% 8/15/10		350,000	234,500
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)		340,000	363,800
10.875% 12/15/12 (f)		530,000	577,700
RWE Finance BV 6.5% 4/20/21	GBP	300,000	505,436
Sealed Air Finance euro 5.625% 7/19/06	EUR	750,000	740,573
SESI LLC 8.875% 5/15/11		30,000	30,600
U.S. Airways pass thru trust certificates 6.85% 7/30/19		1,032,388	825,910
U.S. West Capital Funding, Inc.:
6.25% 7/15/05		1,560,000	1,248,000
6.375% 7/15/08		295,000	188,800
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
U.S. West Capital Funding, Inc.: - continued
6.5% 11/15/18		$ 1,715,000	$ 908,950
6.875% 7/15/28		2,320,000	1,322,400
Vicap SA de CV yankee 11.375% 5/15/07		455,000	418,600
			38,296,853
Real Estate - 0.4%
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09		1,745,000	1,801,713
Senior Housing Properties Trust 8.625% 1/15/12		1,460,000	1,438,100
			3,239,813
TOTAL FINANCIALS			52,772,963
HEALTH CARE - 2.4%
Health Care Equipment & Supplies - 0.4%
ALARIS Medical Systems, Inc. 11.625% 12/1/06		1,685,000	1,895,625
Fisher Scientific International, Inc.:
8.125% 5/1/12		1,000,000	1,030,000
9% 2/1/08		90,000	93,825
			3,019,450
Health Care Providers & Services - 1.6%
Alderwoods Group, Inc. 11% 1/2/07		1,802,400	1,797,894
AmerisourceBergen Corp.:
7.25% 11/15/12 (f)		835,000	855,875
8.125% 9/1/08		40,000	42,600
Columbia/HCA Healthcare Corp. 7.15% 3/30/04		50,000	51,223
Coventry Health Care, Inc. 8.125% 2/15/12		660,000	689,700
HCA, Inc.:
6.3% 10/1/12		1,580,000	1,587,900
8.75% 9/1/10		1,500,000	1,680,000
PacifiCare Health Systems, Inc. 10.75% 6/1/09		745,000	795,288
Stewart Enterprises, Inc. 10.75% 7/1/08		1,000,000	1,105,000
Tenet Healthcare Corp.:
5% 7/1/07		445,000	404,950
5.375% 11/15/06		115,000	104,650
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp.: - continued
6.375% 12/1/11		$ 250,000	$ 230,000
6.5% 6/1/12		325,000	300,625
Triad Hospitals, Inc. 8.75% 5/1/09		2,415,000	2,584,050
Unilab Corp. 12.75% 10/1/09		160,000	187,200
			12,416,955
Pharmaceuticals - 0.4%
aaiPharma, Inc. 11% 4/1/10		1,400,000	1,400,000
Biovail Corp. yankee 7.875% 4/1/10		2,000,000	2,010,000
			3,410,000
TOTAL HEALTH CARE			18,846,405
INDUSTRIALS - 3.2%
Aerospace & Defense - 0.5%
Alliant Techsystems, Inc. 8.5% 5/15/11		1,825,000	1,971,000
BE Aerospace, Inc.:
8.875% 5/1/11		1,350,000	985,500
9.5% 11/1/08		85,000	65,450
Transdigm, Inc. 10.375% 12/1/08		705,000	708,525
			3,730,475
Airlines - 0.1%
Delta Air Lines, Inc.:
8.3% 12/15/29		775,000	426,250
8.54% 1/2/07		98,866	74,150
			500,400
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08		500,000	520,000
Commercial Services & Supplies - 1.3%
Allied Waste North America, Inc.:
7.625% 1/1/06		2,110,000	2,110,000
7.875% 1/1/09		355,000	352,338
8.5% 12/1/08		530,000	535,300
8.875% 4/1/08		1,270,000	1,295,400
9.25% 9/1/12 (f)		1,730,000	1,747,300
Browning-Ferris Industries, Inc.:
7.4% 9/15/35		220,000	171,600
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Browning-Ferris Industries, Inc.: - continued
9.25% 5/1/21		$ 250,000	$ 230,000
Iron Mountain, Inc.:
8.25% 7/1/11		620,000	638,600
8.625% 4/1/13		80,000	83,600
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)		1,205,000	1,265,250
Pierce Leahy Command Co. yankee 8.125% 5/15/08		87,000	88,958
World Color Press, Inc.:
7.75% 2/15/09		1,810,000	1,810,000
8.375% 11/15/08		30,000	30,450
			10,358,796
Industrial Conglomerates - 0.1%
Tyco International Group SA:
6.125% 11/1/08		40,000	37,400
yankee 6.375% 10/15/11		1,325,000	1,238,875
			1,276,275
Machinery - 0.2%
AGCO Corp. 9.5% 5/1/08		1,080,000	1,166,400
Cummins, Inc. 9.5% 12/1/10 (f)		290,000	307,400
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09		160,000	163,200
			1,637,000
Marine - 0.1%
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03		670,000	515,900
10.25% 11/15/06		330,000	207,900
			723,800
Road & Rail - 0.8%
Kansas City Southern Railway Co.:
7.5% 6/15/09		2,145,000	2,252,250
9.5% 10/1/08		60,000	65,850
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Road & Rail - continued
TFM SA de CV yankee:
10.25% 6/15/07		$ 90,000	$ 84,600
11.75% 6/15/09		4,108,000	4,046,380
			6,449,080
TOTAL INDUSTRIALS			25,195,826
INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.1%
L-3 Communications Corp. 7.625% 6/15/12		685,000	708,975
Computers & Peripherals - 0.1%
Seagate Technology HDD Holdings 8% 5/15/09 (f)		1,020,000	1,040,400
Electronic Equipment & Instruments - 0.3%
Flextronics International Ltd. yankee 9.875% 7/1/10		1,455,000	1,571,400
Sanmina-SCI Corp. 10.375% 1/15/10 (f)		790,000	797,900
			2,369,300
Semiconductor Equipment & Products - 0.2%
Fairchild Semiconductor Corp.:
10.375% 10/1/07		715,000	754,325
10.5% 2/1/09		400,000	434,000
			1,188,325
TOTAL INFORMATION TECHNOLOGY			5,307,000
MATERIALS - 4.2%
Chemicals - 0.8%
Compass Minerals Group, Inc. 10% 8/15/11		1,260,000	1,379,700
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (f)		1,270,000	889,000
Huntsman International LLC 9.875% 3/1/09		1,115,000	1,142,875
Lyondell Chemical Co.:
9.5% 12/15/08		340,000	309,400
9.5% 12/15/08 (f)		500,000	472,500
9.625% 5/1/07		585,000	557,213
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Lyondell Chemical Co.: - continued
9.875% 5/1/07		$ 240,000	$ 230,400
11.125% 7/15/12		1,130,000	1,101,750
			6,082,838
Containers & Packaging - 1.8%
BWAY Corp. 10% 10/15/10 (f)		210,000	217,875
Owens-Brockway Glass Container, Inc.:
8.75% 11/15/12 (f)		595,000	602,438
8.75% 11/15/12 (f)		1,000,000	1,012,500
8.875% 2/15/09		4,335,000	4,465,050
Owens-Illinois, Inc.:
7.15% 5/15/05		100,000	96,750
7.35% 5/15/08		10,000	9,250
7.5% 5/15/10		1,495,000	1,379,138
7.85% 5/15/04		170,000	166,175
8.1% 5/15/07		40,000	38,800
Packaging Corp. of America 9.625% 4/1/09		1,905,000	2,057,400
Riverwood International Corp.:
10.625% 8/1/07		1,790,000	1,843,700
10.625% 8/1/07		150,000	155,250
Sealed Air Corp.:
6.95% 5/15/09 (f)		995,000	1,034,800
8.75% 7/1/08 (f)		615,000	682,650
			13,761,776
Metals & Mining - 1.1%
Corporacion Nacional del Cobre (Codelco) 6.375% 11/30/12 (f)		500,000	524,079
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26		2,070,000	2,018,250
7.5% 11/15/06		60,000	55,200
Luscar Coal Ltd. 9.75% 10/15/11		1,400,000	1,505,000
P&L Coal Holdings Corp.:
8.875% 5/15/08		41,000	43,050
9.625% 5/15/08		1,139,000	1,203,638
Phelps Dodge Corp.:
8.75% 6/1/11		1,760,000	1,821,600
9.5% 6/1/31		1,000,000	1,015,000
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Metals & Mining - continued
Salt Holdings Corp., Inc. 0% 12/15/12 (d)(f)		$ 1,300,000	$ 702,000
Steel Dynamics, Inc. 9.5% 3/15/09		125,000	131,250
			9,019,067
Paper & Forest Products - 0.5%
Georgia-Pacific Corp.:
7.5% 5/15/06		30,000	28,200
8.125% 5/15/11		615,000	578,100
8.875% 5/15/31		390,000	333,450
Indah Kiat Finance Mauritius Ltd. 10% 7/1/07 (c)		1,435,000	380,275
Norske Skog Canada Ltd. 8.625% 6/15/11		20,000	20,200
Stone Container Corp.:
8.375% 7/1/12		560,000	574,700
9.75% 2/1/11		1,790,000	1,915,300
			3,830,225
TOTAL MATERIALS			32,693,906
TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 1.2%
Diamond Cable Communications PLC yankee 11.75% 12/15/05 (c)		100,000	9,000
NTL Communications Corp.:
0% 10/1/08 (c)(d)		1,770,000	159,300
11.5% 10/1/08 (c)		3,345,000	301,050
11.875% 10/1/10 (c)		3,915,000	352,350
NTL, Inc.:
0% 4/1/08 (c)(d)		365,000	36,500
10% 2/15/07 (c)		905,000	99,550
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03		105,000	97,125
Qwest Corp.:
8.875% 3/15/12 (f)		2,960,000	2,871,200
Rogers Cantel, Inc. yankee 9.375% 6/1/08		290,000	272,600
Telewest Communications PLC yankee:
9.875% 2/1/10 (c)		315,000	56,700
11.25% 11/1/08 (c)		465,000	83,700
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Tritel PCS, Inc. 0% 5/15/09 (d)		$ 1,419,000	$ 1,326,765
U.S. West Communications:
7.2% 11/1/04		895,000	850,250
7.2% 11/10/26		190,000	148,200
7.25% 9/15/25		190,000	151,050
WorldCom, Inc.:
7.5% 5/15/11 (c)		7,630,000	1,754,900
8.25% 5/15/31 (c)		2,190,000	503,700
			9,073,940
Wireless Telecommunication Services - 3.1%
American Tower Corp. 9.375% 2/1/09		625,000	493,750
AT&T Wireless Services, Inc. 7.875% 3/1/11		1,015,000	1,020,075
Crown Castle International Corp.:
9.375% 8/1/11		2,185,000	1,791,700
9.5% 8/1/11		110,000	88,550
10.75% 8/1/11		470,000	408,900
Millicom International Cellular SA yankee 13.5% 6/1/06		265,000	127,200
Nextel Communications, Inc.:
0% 2/15/08 (d)		855,000	769,500
9.375% 11/15/09		10,535,000	9,534,175
9.5% 2/1/11		2,980,000	2,682,000
9.75% 10/31/07		800,000	732,000
10.65% 9/15/07		20,000	19,000
12% 11/1/08		90,000	88,200
Orange PLC yankee:
8.75% 6/1/06		965,000	1,042,200
9% 6/1/09		2,495,000	2,619,750
Rogers Wireless, Inc. 9.625% 5/1/11		1,975,000	1,866,375
TeleCorp PCS, Inc.:
0% 4/15/09 (d)		940,000	878,900
10.625% 7/15/10		500,000	542,500
			24,704,775
TOTAL TELECOMMUNICATION SERVICES			33,778,715
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - 5.4%
Electric Utilities - 2.8%
CMS Energy Corp.:
7.5% 1/15/09		$ 160,000	$ 136,800
8.375% 7/1/03		620,000	604,500
8.5% 4/15/11		1,250,000	1,087,500
8.9% 7/15/08		215,000	182,750
9.875% 10/15/07		1,835,000	1,669,850
Edison International 6.875% 9/15/04		1,200,000	1,122,000
Illinois Power Co. 11.5% 12/15/10 (f)		780,000	752,700
Korea Electric Power Corp. 4.25% 9/12/07 (f)		400,000	404,250
Nevada Power Co. 10.875% 10/15/09 (f)		355,000	355,000
Oncor Electric Delivery Co. 7% 9/1/22 (f)		2,495,000	2,326,353
Pacific Gas & Electric Co.:
6.25% 8/1/03		500,000	495,000
6.75% 10/1/23		50,000	46,000
7.05% 3/1/24		25,000	23,250
7.583% 10/31/49 (f)(g)		1,425,000	1,360,875
9.625% 11/1/05 (f)		1,040,000	1,019,200
Reliant Energy Resources Corp.:
7.75% 2/15/11		295,000	247,800
8.125% 7/15/05		2,535,000	2,336,223
Sierra Pacific Power Co. 8% 6/1/08		860,000	808,400
Southern California Edison Co.:
7.125% 7/15/25		60,000	55,650
7.25% 3/1/26		175,000	162,313
7.625% 1/15/10		1,215,000	1,142,100
8.95% 11/3/03		1,245,000	1,232,550
TECO Energy, Inc. 10.5% 12/1/07 (f)		970,000	950,600
Tenaga Nasional BHD:
7.5% 11/1/25 (Reg. S)		300,000	285,533
7.625% 4/1/11 (Reg. S)		550,000	603,281
Texas Utilities Co. 6.375% 1/1/08		760,000	680,200
TXU Corp. 6.375% 6/15/06		2,275,000	2,081,625
			22,172,303
Gas Utilities - 1.1%
CMS Panhandle Holding Co. 6.5% 7/15/09		630,000	604,800
El Paso Energy Corp.:
6.75% 5/15/09		600,000	414,000
7.375% 12/15/12		35,000	23,450
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
El Paso Energy Corp.: - continued
8.05% 10/15/30		$ 170,000	$ 105,400
Noram Energy Corp. 6.5% 2/1/08		295,000	247,800
Northwest Pipeline Corp. 6.625% 12/1/07		305,000	283,650
Panhandle Eastern Pipe Line Co.:
7.2% 8/15/24		85,000	76,500
8.25% 4/1/10		260,000	250,900
Southern Natural Gas Co.:
7.35% 2/15/31		2,460,000	2,054,100
8% 3/1/32		35,000	30,625
Tennessee Gas Pipeline Co.:
7% 10/15/28		130,000	100,100
7.5% 4/1/17		60,000	50,100
8.375% 6/15/32		180,000	156,600
Transcontinental Gas Pipe Line:
6.125% 1/15/05		1,410,000	1,311,300
6.25% 1/15/08		1,140,000	1,014,600
7% 8/15/11		300,000	273,000
8.875% 7/15/12 (f)		1,400,000	1,400,000
Williams Holdings of Delaware, Inc. 6.25% 2/1/06		180,000	125,100
			8,522,025
Multi-Utilities & Unregulated Power - 1.5%
AES Corp.:
8.75% 6/15/08		550,000	324,500
8.875% 2/15/11		140,000	81,200
9.5% 6/1/09		285,000	171,000
El Paso Corp.:
7% 5/15/11		845,000	574,600
7.875% 6/15/12 (f)		1,515,000	1,060,500
Western Resources, Inc.:
6.875% 8/1/04		470,000	432,400
7.875% 5/1/07		1,835,000	1,862,525
9.75% 5/1/07		2,675,000	2,461,000
Williams Companies, Inc.:
6.625% 11/15/04		640,000	476,800
6.75% 1/15/06		775,000	538,625
7.125% 9/1/11		2,430,000	1,591,650
Corporate Bonds - continued
		Principal Amount (i)	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Williams Companies, Inc.: - continued
7.625% 7/15/19		$ 420,000	$ 264,600
8.125% 3/15/12 (f)		795,000	540,600
9.25% 3/15/04		1,100,000	869,000
			11,249,000
TOTAL UTILITIES			41,943,328
TOTAL NONCONVERTIBLE BONDS			363,513,197
TOTAL CORPORATE BONDS (Cost $371,063,765)			374,361,810
U.S. Government and Government Agency Obligations - 18.7%

U.S. Government Agency Obligations - 2.7%
Fannie Mae:
1.75% 3/26/08	JPY	170,000,000	1,535,335
4.75% 1/2/07		85,000	90,165
5% 5/14/07		10,900,000	11,412,649
6.25% 2/1/11		35,000	39,168
Freddie Mac:
2.875% 9/26/05		3,000,000	3,021,591
5.25% 1/15/06		1,000,000	1,111,098
6% 5/25/12		4,000,000	4,177,216
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			21,387,222
U.S. Treasury Obligations - 16.0%
U.S. Treasury Bonds:
8.875% 8/15/17		5,300,000	7,746,072
9% 11/15/18		6,645,000	9,893,262
11.25% 2/15/15		2,470,000	4,113,419
U.S. Treasury Notes:
3% 1/31/04		12,480,000	12,712,053
3.5% 11/15/06		9,300,000	9,677,813
4.75% 11/15/08		19,870,000	21,689,337
5% 8/15/11		40,350,000	44,246,265
U.S. Government and Government Agency Obligations - continued
		Principal Amount (i)	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
5.75% 11/15/05		$ 3,145,000	$ 3,476,577
6.75% 5/15/05		9,900,000	11,037,342
TOTAL U.S. TREASURY OBLIGATIONS			124,592,140
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $140,263,761)			145,979,362
U.S. Government Agency - Mortgage Securities - 2.2%

Fannie Mae - 2.2%
5.5% 1/1/33 (j)		11,600,000	11,839,250
6% 1/1/33 (j)		5,000,000	5,171,875
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $16,866,579)			17,011,125
Foreign Government and Government Agency Obligations - 21.6%

Argentinian Republic:
Brady par L-GP 6% 3/31/23 (c)		1,545,000	710,700
BOCON 4/1/07 January 2002 coupon (c) (k)		200,000	0
BOCON 4/1/07 February 2002 coupon (c) (k)		200,000	0
BOCON 4/1/07 March 2002 coupon (c) (k)		200,000	0
Banco Central del Uruguay:
Brady:
par A 6.75% 2/19/21		500,000	337,500
par B 6.75% 3/21/21		750,000	506,250
value recovery A rights 1/2/21 (h)		500,000	5
value recovery B rights 1/2/21 (h)		750,000	8
Bangko Sentral Pilipinas 8.6% 6/15/27		115,000	90,275
Belgian Kingdom 5% 9/28/12	EUR	5,000,000	5,528,773
Bogota Distrito Capital:
9.5% 12/12/06 (f)		480,000	470,400
9.5% 12/12/06 (Reg. S)		790,000	774,200
Foreign Government and Government Agency Obligations - continued
		Principal Amount (i)	Value (Note 1)
Brazilian Federative Republic:
Brady:
capitalization bond 8% 4/15/14		$ 4,962,583	$ 3,287,711
debt conversion bond 2.625% 4/15/12 (g)		3,200,000	1,760,000
8.875% 4/15/24		2,945,000	1,605,025
11% 1/11/12		450,000	301,500
11% 8/17/40		4,545,000	2,851,988
12% 4/15/10		485,000	352,838
12.25% 3/6/30		250,000	171,250
12.75% 1/15/20		2,505,000	1,778,550
14.5% 10/15/09		865,000	713,625
Bulgarian Republic:
7.5% 1/15/13 (Reg. S)	EUR	325,000	359,131
8.25% 1/15/15 (f)		600,000	655,500
8.25% 1/15/15 (Reg. S)		535,000	584,488
Canadian Government:
1.9% 3/23/09	JPY	80,000,000	736,886
3.5% 6/1/04	CAD	5,120,000	3,281,320
4.5% 9/1/07	CAD	3,600,000	2,341,088
5.5% 6/1/09	CAD	5,500,000	3,715,290
6.5% 6/1/04	CAD	3,900,000	2,601,240
9% 6/1/25	CAD	7,245,000	6,752,231
Central Bank of Nigeria:
Brady 6.25% 11/15/20		2,250,000	1,507,500
warrants 11/15/20 (a)(h)		2,000	0
Chilean Republic 6.875% 4/28/09		800,000	874,376
Colombian Republic:
10.5% 7/9/10		1,870,000	1,944,800
10.75% 1/15/13		1,000,000	1,037,500
11.375% 1/31/08	EUR	1,115,000	1,194,051
11.75% 2/25/20		1,550,000	1,658,500
Dominican Republic 9.5% 9/27/06 (Reg. S)		205,000	218,325
Ecuador Republic:
6% 8/15/30 (e)(f)		309,000	125,918
6% 8/15/30 (Reg. S) (e)		1,110,000	452,325
El Salvador Republic 8.5% 7/25/11 (Reg. S)		350,000	373,625
Finnish Government 5.375% 7/4/13	EUR	2,500,000	2,863,602
French Government OAT 5.25% 4/25/08	EUR	5,000,000	5,666,888
German Federal Republic:
3.25% 2/17/04	EUR	1,950,000	2,062,046
3.75% 1/4/09	EUR	8,630,000	9,102,316
4.125% 7/4/08	EUR	500,000	538,746
Foreign Government and Government Agency Obligations - continued
		Principal Amount (i)	Value (Note 1)
German Federal Republic: - continued
4.25% 2/18/05	EUR	500,000	$ 541,066
5% 8/19/05	EUR	1,500,000	1,656,522
5% 2/17/06	EUR	2,120,000	2,352,858
5% 1/4/12	EUR	7,300,000	8,149,418
5.25% 1/4/11	EUR	11,700,000	13,292,332
Italian Republic 3.75% 6/8/05	JPY	170,000,000	1,558,011
Ivory Coast:
Brady FLIRB A 2% 3/29/18 (c)(e)	FRF	3,740,000	73,337
FLIRB 2% 3/30/18 (Reg. S) (c)(g)		505,000	63,125
Japan Government 2% 6/20/22	JPY	150,000,000	1,367,277
Malaysian Government 7.5% 7/15/11		1,125,000	1,301,484
Ontario Province 9% 9/15/04	CAD	1,650,000	1,150,676
Panamanian Republic:
Brady par 4.75% 7/17/26 (e)		250,000	181,250
8.25% 4/22/08		100,000	103,750
9.625% 2/8/11		1,000,000	1,097,500
10.75% 5/15/20		675,000	756,000
Peruvian Republic:
9.125% 1/15/08		650,000	663,000
9.125% 2/21/12		499,000	485,278
Philippine Long Distance Telephone Co. 10.625% 5/15/07		445,000	427,200
Philippine Republic:
6.5% 12/1/17		1,580,000	1,453,600
9.875% 1/15/19		670,000	661,625
10.625% 3/16/25		690,000	708,975
Polish Government Brady past due interest 7% 10/27/14		1,162,765	1,182,532
Russian Federation:
5% 3/31/30 (e)(f)		1,586,875	1,259,582
5% 3/31/30 (Reg. S) (e)		8,023,000	6,368,256
8.75% 7/24/05 (Reg. S)		375,000	406,406
11% 7/24/18 (Reg. S)		2,014,000	2,411,765
12.75% 6/24/28 (Reg. S)		1,890,000	2,504,250
Russian Federation Ministry of Finance:
Series V, 3% 5/14/08		1,225,000	970,813
Series VI, 3% 5/14/06		2,650,000	2,341,938
South African Republic:
7.375% 4/25/12		600,000	649,500
9.125% 5/19/09		375,000	447,188
yankee 8.5% 6/23/17		1,150,000	1,302,375
Foreign Government and Government Agency Obligations - continued
		Principal Amount (i)	Value (Note 1)
Spanish Kingdom 6% 1/31/29	EUR	500,000	$ 608,942
Turkish Republic:
10.5% 1/13/08		380,000	394,250
11.5% 1/23/12		475,000	490,438
11.75% 6/15/10		691,000	729,005
11.875% 1/15/30		850,000	888,250
12.375% 6/15/09		1,125,000	1,223,438
Ukraine Government 11% 3/15/07 (Reg. S)		3,154,200	3,248,826
United Kingdom, Great Britain & Northern Ireland:
6% 12/7/28	GBP	450,000	894,895
6.25% 11/25/10	GBP	5,090,000	9,237,535
6.5% 12/7/03	GBP	1,000,000	1,652,139
7.5% 12/7/06	GBP	1,310,000	2,368,999
8% 6/7/21	GBP	370,000	856,499
8.75% 8/25/17	GBP	910,000	2,132,179
United Mexican States:
Brady:
par A 6.25% 12/31/19		900,000	887,625
par B 6.25% 12/31/19		3,050,000	3,008,063
value recovery:
rights 6/30/04 (h)		3,800,000	13,300
rights 6/30/05 (h)		3,800,000	1,900
rights 6/30/06 (h)		3,800,000	1,900
rights 6/30/07 (h)		3,800,000	1,900
8.125% 12/30/19		1,090,000	1,152,675
8.3% 8/15/31		910,000	960,050
8.375% 1/14/11		505,000	571,281
9.875% 2/1/10		700,000	850,500
10.375% 2/17/09		1,135,000	1,398,888
11.375% 9/15/16		1,143,000	1,528,763
Venezuelan Republic:
oil recovery rights 4/15/20 (h)		1,250	0
6.66% 3/31/20	DEM	1,250,000	496,591
11% 3/5/08	EUR	975,000	795,890
11.125% 7/25/11	EUR	2,325,000	1,824,661
13.625% 8/15/18		535,000	468,125
Foreign Government and Government Agency Obligations - continued
		Principal Amount (i)	Value (Note 1)
Venezuelan Republic: - continued
euro Brady par W-A 6.75% 3/31/20		$ 500,000	$ 398,750
warrants 4/18/20 (a)(h)		1,666	0
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $156,163,325)			168,863,436
Supranational Obligations - 1.4%

European Investment Bank euro 6% 12/7/28	GBP	620,000	1,175,538
International Bank for Reconstruction & Development:
2% 2/18/08	JPY	470,000,000	4,301,507
4.75% 12/20/04	JPY	330,000,000	3,035,317
euro 4.5% 3/20/03	JPY	250,000,000	2,126,898
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $9,854,831)			10,639,260
Common Stocks - 0.0%
	Shares
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL, Inc. warrants 10/14/08 (a) (Cost $737)	56	1
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	94	71
Nonconvertible Preferred Stocks - 0.4%
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Fresenius Medical Care Capital Trust II $78.75	3,040	3,029,740
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	2,920	$ 262,800
Wireless Telecommunication Services - 0.0%
Crown Castle International Corp. $127.50 pay-in-kind	1	690
Nextel Communications, Inc. Series E, $111.25 pay-in-kind	226	198,880
		199,570
TOTAL TELECOMMUNICATION SERVICES		462,370
TOTAL NONCONVERTIBLE PREFERRED STOCKS		3,492,110
TOTAL PREFERRED STOCKS (Cost $5,064,195)		3,492,181
Floating Rate Loans - 0.7%
	Principal Amount (i)
FINANCIALS - 0.3%
Diversified Financials - 0.3%
Charter Communication Operating LLC Tranche B term loan 4.58% 3/18/08 (g)	$ 992,500	823,775
Olympus Cable Holdings LLC Tranche B term loan 6.25% 9/30/10 (g)	1,575,000	1,275,750
		2,099,525
UTILITIES - 0.4%
Electric Utilities - 0.4%
Centerpoint Energy House Elec. LLC term loan 12.75% 11/11/05 (g)	2,050,000	2,173,000
Consumers Energy Co. term loan 6.3204% 7/11/04 (g)	500,000	495,000
Sierra Pacific Power Co. term loan 10.5% 10/31/05 (g)	600,000	595,500
		3,263,500
TOTAL FLOATING RATE LOANS (Cost $5,442,570)		5,363,025
Sovereign Loan Participations - 0.1%
	Principal Amount (i)	Value (Note 1)
Algerian Republic loan participation:
Series 1 - Credit Suisse First Boston 2.625% 9/4/06 (g)	$ 341,667	$ 321,167
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 2.625% 9/4/06 (g)	153,893	144,659
Series 1 - Salomon Brothers 2.625% 9/4/06 (g)	24,000	22,560
Series 3 - Credit Suisse First Boston 2.625% 3/4/10 (g)	220,588	199,632
Series 3 - Deutsche Bank 2.625% 3/4/10 (g)	17,647	15,971
Series 3 - JPMorgan Chase 2.625% 3/4/10 (g)	132,353	119,779
Series 3 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 2.625% 3/4/10 (g)	29,417	26,622
Series 3 - Salomon Brothers 2.625% 3/4/10 (g)	187,500	169,688
Moroccan Kingdom loan participation Series A - Merrill Lynch, Pierce, Fenner & Smith, Inc. 2.5625% 1/1/09 (g)	230,769	208,846
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $1,217,279)		1,228,924
Money Market Funds - 9.6%
	Shares
Fidelity Cash Central Fund, 1.43% (b) (Cost $75,238,768)	75,238,768	75,238,768
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $781,175,810)		802,177,892
NET OTHER ASSETS - (2.6)%		(20,550,621)
NET ASSETS - 100%		$ 781,627,271
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
CAD	-	Canadian dollar
DEM	-	German deutsche mark
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $42,545,999 or 5.4% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Quantity represents share amount.
(i) Principal amount is stated in United States dollars unless otherwise noted.
(j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(k) Represents right to receive interest payment on underlying security. Principal shown is original face of underlying security.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	66.5%
Germany	5.8
Canada	4.4
Mexico	3.3
United Kingdom	3.2
Russia	2.3
Brazil	1.6
Multi-National	1.4
Others (individually less than 1%)	11.5
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $6,591,949 or 0.8% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $1,005,652,692 and $540,790,018, respectively, of which long-term U.S. government and government agency obligations aggregated $282,639,707 and $261,538,767, respectively.

Income Tax Information

At December 31, 2002, the fund had a capital loss carryforward of approximately $13,130,000 of which $1,238,000, $417,000, $1,412,000, $1,556,000 and $8,507,000 will expire on December 31, 2006, 2007, 2008, 2009 and 2010, respectively. Of the capital loss carryforward expiring on December 31, 2006, 2007, 2008 and 2009, $1,169,000, $152,000, $437,000 and $745,000, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002

Assets
Investment in securities, at value (cost $781,175,810) - See accompanying schedule		$ 802,177,892
Cash		424,465
Receivable for investments sold		107,165
Receivable for fund shares sold		5,889,400
Interest receivable		14,274,221
Total assets		822,873,143

Liabilities
Payable for investments purchased Regular delivery	$ 21,807,783
Delayed delivery	16,900,450
Payable for fund shares redeemed	1,326,205
Distributions payable	665,103
Accrued management fee	341,974
Other payables and accrued expenses	204,357
Total liabilities		41,245,872

Net Assets		$ 781,627,271
Net Assets consist of:
Paid in capital		$ 773,180,027
Undistributed net investment income		2,558,565
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,060,278)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,948,957
Net Assets, for 83,128,613 shares outstanding		$ 781,627,271
Net Asset Value, offering price and redemption price per share ($781,627,271 ÷ 83,128,613 shares)		$ 9.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2002

Investment Income
Dividends		$ 419,947
Interest		35,760,373
Total income		36,180,320

Expenses
Management fee	$ 2,881,093
Transfer agent fees	699,949
Accounting fees and expenses	293,509
Non-interested trustees' compensation	1,648
Custodian fees and expenses	86,370
Registration fees	119,789
Audit	46,313
Legal	6,365
Miscellaneous	53,862
Total expenses before reductions	4,188,898
Expense reductions	(7,760)	4,181,138
Net investment income (loss)		31,999,182
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(7,341,481)
Foreign currency transactions	254,572
Total net realized gain (loss)		(7,086,909)
Change in net unrealized appreciation (depreciation) on: Investment securities	24,144,025
Assets and liabilities in foreign currencies	(42,773)
Total change in net unrealized appreciation (depreciation)		24,101,252
Net gain (loss)		17,014,343
Net increase (decrease) in net assets resulting from operations		$ 49,013,525

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 31,999,182	$ 6,230,807
Net realized gain (loss)	(7,086,909)	(1,322,098)
Change in net unrealized appreciation (depreciation)	24,101,252	(596,876)
Net increase (decrease) in net assets resulting from operations	49,013,525	4,311,833
Distributions to shareholders from net investment income	(32,472,794)	(5,594,493)
Share transactions Net proceeds from sales of shares	774,999,175	197,551,200
Net asset value of shares issued in exchange for the net assets of Fidelity International Bond Fund (note 8)	63,714,729	-
Reinvestment of distributions	29,628,182	4,634,079
Cost of shares redeemed	(267,725,377)	(99,674,607)
Net increase (decrease) in net assets resulting from share transactions	600,616,709	102,510,672
Total increase (decrease) in net assets	617,157,440	101,228,012

Net Assets
Beginning of period	164,469,831	63,241,819
End of period (including undistributed net investment income of $2,558,565 and undistributed net investment income of $635,373, respectively)	$ 781,627,271	$ 164,469,831
Other Information Shares
Sold	84,653,814	21,389,894
Issued in exchange for the shares of Fidelity International Bond Fund (note 8)	6,925,514	-
Issued in reinvestment of distributions	3,238,610	502,785
Redeemed	(29,661,100)	(10,848,327)
Net increase (decrease)	65,156,838	11,044,352

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.15	$ 9.13	$ 9.44	$ 9.52	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.582	.626H	.729	.709	.469
Net realized and unrealized gain (loss)	.243	(.041) H	(.363)	(.125)	(.466)
Total from investment operations	.825	.585	.366	.584	.003
Distributions from net investment income	(.575)	(.565)	(.676)	(.664)	(.483)
Net asset value, end of period	$ 9.40	$ 9.15	$ 9.13	$ 9.44	$ 9.52
Total Return B, C	9.38%	6.52%	4.07%	6.35%	.13%
Ratios to Average Net Assets F
Expenses before expense reductions	.84%	.94%	.99%	1.20%	1.64% A
Expenses net of voluntary waivers, if any	.84%	.94%	.99%	1.10%	1.10% A
Expenses net of all reductions	.84%	.94%	.99%	1.10%	1.09% A
Net investment income (loss)	6.42%	6.83% H	7.94%	7.55%	7.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 781,627	$ 164,470	$ 63,242	$ 41,417	$ 24,261
Portfolio turnover rate	117% G	178%	100%	134%	97% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 1, 1998 (commencement of operations) to December 31, 1998.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

1. Significant Accounting Policies.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 34,858,042	|
Unrealized depreciation	(13,661,507)
Net unrealized appreciation (depreciation)	21,196,535
Undistributed ordinary income	380,325
Capital loss carryforward	(13,129,612)
Total Distributable earnings	$ 8,447,248
Cost for federal income tax purposes	$ 780,981,357

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 32,472,794	$ 5,594,493

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations, corporate obligations and mortgage loan obligations which may be below investment-grade quality, and equity securities. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $655,896 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

Through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $7,760.

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Merger Information.

On January 17, 2002, the fund acquired all of the assets and assumed all of the liabilities of Fidelity International Bond Fund. The acquisition, which was approved by the shareholders of International Bond Fund on December 19, 2001, was accomplished by an exchange of 6,925,514 shares of the fund for the 8,004,363 shares then outstanding (each valued at $7.96) of Fidelity International Bond Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity International Bond Fund's net assets, including $1,639,826 of unrealized depreciation, were combined with the fund for total net assets after the acquisition of $242,804,361.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Income Fund (a fund of Fidelity School Street Trust) at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Strategic Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544..

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1976

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Strategic Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002).He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Bart A. Grenier (43)

Year of Election or Appointment: 2001

Vice President of Strategic Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Strategic Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Strategic Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Strategic Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John H. Costello (56)
Year of Election or Appointment: 1998 Assistant Treasurer of Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Name, Age; Principal Occupation
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Strategic Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)
Year of Election or Appointment: 2002 Assistant Treasurer of Strategic Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (44)

Year of Election or Appointment: 1998

Assistant Treasurer of Strategic Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	1,288,195,689.40	87.130
Against	59,837,700.18	4.047
Abstain	66,870,615.36	4.523
Broker Non-Votes	63,578,790.11	4.300
TOTAL	1,478,482,795.05	100.00
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	1,265,038,842.24	85.563
Against	153,176,235.98	10.361
Abstain	60,267,716.83	4.076
TOTAL	1,478,482,795.05	100.00
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations and reorganizations.*
	# of Votes	% of Votes
Affirmative	1,278,011,067.16	86.441
Against	74,209,385.21	5.019
Abstain	62,683,552.57	4.240
Broker Non-Votes	63,578,790.11	4.300
TOTAL	1,478,482,795.05	100.00
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	1,245,890,930.80	84.268
Against	98,700,857.54	6.676
Abstain	70,312,216.60	4.756
Broker Non-Votes	63,578,790.11	4.300
TOTAL	1,478,482,795.05	100.00
PROPOSAL 5
To elect the thirteen nominees specified below as Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,411,053,067.59	95.439
Withheld	67,429,727.46	4.561
TOTAL	1,478,482,795.05	100.00
Ralph F. Cox
Affirmative	1,410,166,404.98	95.379
Withheld	68,316,390.07	4.621
TOTAL	1,478,482,795.05	100.00
Phyllis Burke Davis
Affirmative	1,408,464,277.11	95.264
Withheld	70,018,517.94	4.736
TOTAL	1,478,482,795.05	100.00
Robert M. Gates
Affirmative	1,411,161,494.77	95.447
Withheld	67,321,300.28	4.553
TOTAL	1,478,482,795.05	100.00
* Denotes trust-wide proposals and voting results.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	1,406,102,760.86	95.104
Withheld	72,380,034.19	4.896
TOTAL	1,478,482,795.05	100.00
Edward C. Johnson 3d
Affirmative	1,407,689,158.72	95.212
Withheld	70,793,636.33	4.788
TOTAL	1,478,482,795.05	100.00
Donald J. Kirk
Affirmative	1,411,739,690.64	95.486
Withheld	66,743,104.41	4.514
TOTAL	1,478,482,795.05	100.00
Marie L. Knowles
Affirmative	1,412,764,570.79	95.555
Withheld	65,718,224.26	4.445
TOTAL	1,478,482,795.05	100.00
Ned C. Lautenbach
Affirmative	1,412,976,011.53	95.569
Withheld	65,506,783.52	4.431
TOTAL	1,478,482,795.05	100.00
Peter S. Lynch
Affirmative	1,411,348,873.56	95.459
Withheld	67,133,921.49	4.541
TOTAL	1,478,482,795.05	100.00
Marvin L. Mann
Affirmative	1,411,908,593.93	95.497
Withheld	66,574,201.12	4.503
TOTAL	1,478,482,795.05	100.00
William O. McCoy
Affirmative	1,411,926,873.54	95.498
Withheld	66,555,921.51	4.502
TOTAL	1,478,482,795.05	100.00
William S. Stavropoulos
Affirmative	1,404,489,525.50	94.995
Withheld	73,993,269.55	5.005
TOTAL	1,478,482,795.05	100.00
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	260,084,233.22	89.608
Against	13,551,360.96	4.669
Abstain	14,470,808.53	4.986
Broker Non-Votes	2,139,524.35	0.737
Total	290,245,927.06	100.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	259,384,528.85	89.367
Against	14,016,954.63	4.829
Abstain	14,704,919.23	5.067
Broker Non-Votes	2,139,524.35	0.737
TOTAL	290,245,927.06	100.00

Annual Report

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Spartan®

Intermediate Municipal Income
Fund

Annual Report

December 31, 2002

(2_fidelity_logos)

(Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)
Dear Shareholder:

U.S. Treasuries proved to be one of the best-performing investments of 2002, gaining nearly 12% for the year according to the Lehman Brothers® Treasury Index. In fact, all categories of investment-grade bonds finished the year in the plus column. Stocks, on the other hand, declined for the third consecutive year, but a strong fourth quarter left many equity investors hopeful of better things to come in 2003.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,/s/
Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® Intermediate Municipal Income	9.02%	31.63%	82.65%
LB 1-17 Year Municipal Bond	9.25%	33.56%	n/a*
Intermediate Municipal Debt Funds Average	8.52%	28.25%	74.80%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan Intermediate Municipal Income	9.02%	5.65%	6.21%
LB 1-17 Year Municipal Bond	9.25%	5.96%	n/a*
Intermediate Municipal Debt Funds Average	8.52%	5.09%	5.73%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Municipal Bond Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Annual Report

Total Return Components

	Years ended December 31,
	2002	2001	2000	1999	1998
Dividend returns	4.52%	4.76%	5.33%	4.63%	4.89%
Capital returns	4.50%	0.72%	3.93%	-5.69%	1.00%
Total returns	9.02%	5.48%	9.26%	-1.06%	5.89%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.56¢	21.40¢	43.07¢
Annualized dividend rate	4.13%	4.16%	4.27%
30-day annualized yield	3.21%	-	-
30-day annualized tax-equivalent yield	4.94%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.15 over the past one month, $10.21 over the past six months and $10.08 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 35.00% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Annual Report

Fund Talk: The Managers' Overview

Market Recap

The municipal bond market - as measured by the Lehman Brothers® Municipal Bond Index - significantly outperformed the U.S. equity markets in 2002. This marks the third consecutive year munis have outperformed stocks, the first time that's happened in the 20-plus year history of the Lehman Brothers index. For the overall 12-month period that ended December 31, 2002, the muni index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 9.64%. Over the same period, the Standard & Poor's 500SM Index - a popular measure of the U.S. stock markets - declined 22.10%. Munis received a boost when the Federal Reserve Board cut interest rates 11 times in 2001, held rates steady through the first 10 months of 2002, and then initiated another reduction in early November. Muni bonds further benefited from strong demand as investors shunned stocks in response to poor corporate earnings, accounting scandals, apprehension about a possible war with Iraq and fears of a double-dip recession. They did run into some trouble late in the year when the stock market surged in October and November. While this left the Lehman Brothers index with a 0.00% return for the overall fourth quarter of 2002, the index was up more than 2.00% for the month of December.

(Portfolio Manager photograph)
Note to shareholders:
The following is an interview with Christine Thompson, who managed Spartan Intermediate Municipal Income Fund during the period covered by this report, with additional comments from Doug McGinley, who became manager of the fund on January 1, 2003.

Q. How did the fund perform, Christine?

C.T. For the 12 months ending December 31, 2002, the fund returned 9.02%, while the intermediate municipal debt funds average returned 8.52%, according to Lipper Inc. Additionally, the Lehman Brothers 1-17 Year Municipal Bond Index gained 9.25%.

Q. What helped the fund outpace its Lipper peer average?

C.T. It was a year in which defensive strategies worked well, and the fund benefited from its defensive positioning in terms of credit quality as well as sector and security selection. The fund's overall credit quality remained high throughout the year, ending 2002 with nearly all of its assets in investment-grade bonds rated BBB or higher. Lower-quality bonds came under heavy pressure as investors avoided them in response to weak economic conditions. In terms of sector selection, performance was aided by my decision to overweight - relative to the intermediate municipal bond market as a whole - bonds whose revenues were less affected by the economic slowdown, unlike those backed by income taxes. For instance, I kept a fairly large weighting in bonds issued by providers of essential services, such as water, electric and sewer. Overweighting less economically sensitive health care and higher education bonds also aided performance, as did avoiding uninsured bonds in sectors that came under the most pressure during the year - including those related to air travel and projects backed by corporations.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What else worked in the fund's favor?

C.T. Our relatively small stake - compared to the municipal market overall - in bonds issued in California and New York helped performance. The performance of muni bonds there tended to lag those of other states, especially in the second half of 2002. Their muni markets were hit by two concerns. Their respective economies lagged the rest of the nation and they had to contend with an influx of new muni bond supply as their state and local governments struggled to make up for revenue shortfalls by issuing new debt. New issuance in California rose about 50% in 2002, compared to 2001, and New York new issuance rose roughly 117%. Instead, I chose to concentrate on states such as Texas and Illinois, where bonds were more attractively valued and new issuance supply was lower. Finally, I'd say that the way we allocated bonds along the maturity spectrum - or yield curve - also helped.

Q. Were there any disappointments?

A. I'd point to the fund's underweighting in par bonds, which was a relatively minor disappointment during the year. At times, par bonds were in extremely strong demand by individual investors who like these securities' simplicity. This strong demand caused them to periodically outpace premium and discount bonds, which sell above and below face value, respectively. Par bonds can suffer negative tax treatment in certain interest rate environments. Rather than chase their performance, I chose to emphasize premium and discount bonds, which aren't as negatively impacted by unfavorable tax consequences.

Q. Turning to you, Doug, what's your outlook?

D.M. A lot depends on the strength of the economy, which ultimately will determine the level of interest rates, as well as municipal supply and demand. If anemic economic conditions continue into 2003, interest rates may hold steady and municipals could benefit. If, on the other hand, the economy starts gathering steam, interest rates may tick higher and stocks, rather than bonds, would likely be the biggest beneficiaries. That said, higher interest rates would hold a bit of a bright spot for munis because they would most likely dampen issuance. But since we don't forecast interest rates, I'd just like to point out that munis were priced attractively relative to other types of bonds at the end of 2002. That, when coupled with the market's relatively high credit quality compared to corporate bonds and stocks, may help continue to make them an attractive asset class for investors seeking tax-free income.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital

Fund number: 036

Trading symbol: FLTMX

Start date: April 15, 1977

Size: as of December 31, 2002, more than $1.7 billion

Manager: Doug McGinley, since January 2003; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1994

3

Doug McGinley on the fiscal situation of municipal issuers:

"After being awash in budget surpluses in the late 1990s, many state and local governments across the country now face growing budget gaps. A weak economy has cut into their income tax revenues and the stock market decline has resulted in a steep drop in capital gains tax revenues. Declining revenues weren't lawmakers' only problem; expenses for items such as homeland security and health care skyrocketed. It's estimated that state governments will face a collective current fiscal year shortfall of roughly $45 billion, and a projected gap next year of $60 billion to $85 billion - deficits that may be as high as 20% or more of the budget in some states. Initially, governments were able to offset reduced tax collections by one-time measures such as tapping rainy day funds, but many of those funds have been depleted. Now, lawmakers will have to make some tough choices - such as raising taxes and making deep spending cuts - in order to close their budget gaps. The resolution of current and future budget shortfalls will have a direct bearing on the credit quality of the states and the many municipal entities to which they provide funding. It's an issue I'll be watching closely in 2003."

Annual Report

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five States as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	22.5	20.3
Washington	10.0	9.0
Illinois	8.1	9.5
California	6.8	4.4
New York	5.3	6.0
Top Five Sectors as of December 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	34.0	33.8
Electric Utilities	20.3	19.4
Health Care	10.5	11.1
Transportation	8.7	8.5
Escrowed/Pre-Refunded	7.8	10.5
Average Years to Maturity as of December 31, 2002
		6 months ago
Years	7.6	7.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2002
6 months ago
Years	5.2	5.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of December 31, 2002	As of June 30, 2002
AAA 62.2%	AAA 56.5%
AA, A 29.7%	AA, A 30.2%
BBB 9.2%	BBB 11.7%
Not Rated 0.5%	Not Rated 1.3%
Short-term Investments and Net Other Assets* (1.6)%	Short-term Investments and Net Other Assets 0.3%

We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
* Short-term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments December 31, 2002

Showing Percentage of Net Assets

Municipal Bonds - 101.6%
	Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 0.7%
Alabama Pub. School & College Auth. Rev. Series C, 5.625% 7/1/13	$ 4,200	$ 4,759
Birmingham Gen. Oblig. Series 2002 A:
5.25% 4/1/05 (FSA Insured)	2,305	2,495
5.25% 4/1/07 (FSA Insured)	2,415	2,698
Mobile County Gen. Oblig. 5% 2/1/09 (MBIA Insured)	2,000	2,223
		12,175
Alaska - 0.5%
Anchorage Gen. Oblig. Series B, 5.875% 12/1/13 (FGIC Insured)	2,000	2,362
North Slope Borough Gen. Oblig. Series B, 0% 6/30/05 (FSA Insured)	6,000	5,704
		8,066
Arizona - 2.5%
Arizona Trans. Board Excise Tax Rev. (Maricopa County Reg'l. Area Road Fund Prog.) Series A, 6.5% 7/1/04 (AMBAC Insured)	1,100	1,184
Coconino County Poll. Cont. Corp. Rev. (Arizona Pub. Svc. Co. Proj.) 4%, tender 4/7/03 (b)(e)	7,000	7,015
Maricopa County Cmnty. College District Series A, 6% 7/1/09	90	93
Maricopa County Unified School District #80 Chandler 5% 7/1/05 (FGIC Insured)	3,535	3,830
Phoenix Gen. Oblig. Series A, 7.5% 7/1/08	4,500	5,566
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev.:
Series A, 5.25% 1/1/06	4,000	4,391
Series D, 5% 1/1/08	5,000	5,542
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/09	2,830	3,237
Tucson Street & Hwy. User Rev.:
4.5% 7/1/05 (AMBAC Insured) (g)	5,275	5,591
4.5% 7/1/06 (AMBAC Insured) (g)	3,235	3,468
Tucson Wtr. Rev. Series 2002, 5.5% 7/1/10 (FGIC Insured)	2,500	2,863
Yuma Muni. Property Corp. Rev. 5% 7/1/12 (AMBAC Insured)	1,100	1,200
		43,980
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - 6.8%
California Dept. of Wtr. Resources Central Valley Proj. Wtr. Sys. Rev. Series Y:
5.25% 12/1/16 (FGIC Insured) (g)	$ 5,000	$ 5,454
5.25% 12/1/18 (FGIC Insured) (g)	5,000	5,367
California Dept. Wtr. Resources Pwr. Supply Rev. Series A:
5.25% 5/1/07 (MBIA Insured)	3,600	4,038
5.25% 5/1/09 (MBIA Insured)	21,200	24,016
6% 5/1/15	5,700	6,422
California Gen. Oblig.:
5.5% 3/1/11	8,500	9,387
5.75% 10/1/10	2,200	2,485
5.75% 10/1/10 (MBIA Insured)	3,000	3,505
California Hsg. Fin. Agcy. Home Mtg. Rev.:
Series 1983 A, 0% 2/1/15	19,346	6,718
Series G, 6% 2/1/10 (MBIA Insured) (e)	2,000	2,116
California Infrastructure & Econ. Dev. Bank Rev. (Clean Wtr. State Revolving Fund Proj.) 5% 10/1/14	2,200	2,401
California Statewide Cmnty. Dev. Auth. Rev. (Kaiser Fund Hosp./Health Place, Inc. Proj.) Series 2002 C, 3.7%, tender 7/1/05 (b)	10,000	10,245
Carson Redev. Agcy. (Area #2 Redev. Proj.) 5.6% 10/1/03	1,500	1,545
Long Beach Hbr. Rev.:
Series 2002 A, 4%, tender 5/14/04 (MBIA Insured) (b)(e)	10,000	10,346
Series 2002 B, 4%, tender 5/14/04 (MBIA Insured) (b)(e)	6,000	6,207
Series A, 5.5% 5/15/07 (FGIC Insured) (e)	2,330	2,629
Modesto Irrigation District Elec. Rev. Series A, 9.625% 1/1/11 (Escrowed to Maturity) (f)	4,105	5,296
Pleasanton Joint Powers Fing. Auth. Rev. (Reassessment Proj.) Series A, 6.15% 9/2/12	1,375	1,434
Sacramento Pwr. Auth. Cogeneration Proj. Rev. 6.5% 7/1/08	2,000	2,254
San Diego County Ctfs. of Prtn.:
5% 10/1/06	1,135	1,247
5% 10/1/08	1,470	1,630
5.25% 10/1/10	1,620	1,814
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Santa Maria Redev. Agcy. Lease Rev. 4% 6/1/07 (AMBAC Insured) (g)	$ 1,755	$ 1,866
Southern California Pub. Pwr. Auth. Transmission Proj. Rev. (Southern Transmission Proj.) 0% 7/1/04	2,000	1,950
		120,372
Colorado - 3.1%
Adams County Bldg. Auth. Rev. Series B, 0% 8/15/12 (FSA Insured) (Escrowed to Maturity) (f)	5,000	3,417
Adams County School District #172 5.5% 2/1/16 (FGIC Insured)	2,575	2,859
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev.:
Series C, 0% 8/31/08 (Pre-Refunded to 8/31/05 @ 82.9449) (f)	6,650	5,253
Series E 470, 0% 8/31/26 (Pre-Refunded to 8/31/05 @ 20.8626) (f)	62,100	12,342
Colorado Health Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2001 A, 4% 9/1/04	1,960	2,031
Series 2001, 6.625% 11/15/26	2,550	2,749
6.25% 2/1/04	6,600	6,884
6.25% 2/1/04 (Escrowed to Maturity) (f)	495	521
Denver City & County Arpt. Rev.:
Series A:
0% 11/15/04 (e)	2,070	1,981
0% 11/15/05 (MBIA Insured) (e)	2,250	2,105
Series D:
0% 11/15/05 (MBIA Insured) (e)	2,055	1,922
0% 11/15/06 (e)	4,500	3,969
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	3,200	3,535
Jefferson County School District #R1 Series A, 5.5% 12/15/14 (FGIC Insured)	5,000	5,516
		55,084
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Connecticut - 0.3%
Connecticut Gen. Oblig. Series D, 5.375% 11/15/18	$ 4,000	$ 4,368
Connecticut Health & Edl. Facilities Auth. Rev. (Quinnipiac College Proj.) Series D, 5.625% 7/1/03	400	407
		4,775
Delaware - 0.4%
Delaware Gen. Oblig. Series 2002 A, 5% 7/1/05	6,325	6,854
District Of Columbia - 2.1%
District of Columbia Gen. Oblig.:
Series 1998 A:
5.25% 6/1/10 (MBIA Insured)	3,000	3,291
5.25% 6/1/11 (MBIA Insured)	3,905	4,232
Series 2001 B, 5.5% 6/1/13 (FSA Insured)	5,260	5,802
Series 2001 E:
5% 6/1/04 (FGIC Insured)	70	72
5% 6/1/04 (FGIC Insured) (Escrowed to Maturity) (f)	890	921
5% 6/1/04 (FGIC Insured) (Pre-Refunded to 6/1/03 @ 102) (f)	40	41
Series A, 5.75% 6/1/03 (AMBAC Insured)	95	97
Series C, 5.75% 12/1/05 (AMBAC Insured)	1,895	2,002
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	1,300	1,442
(Medstar Univ. Hosp. Proj.) Series D, 6.875%, tender 2/15/07 (b)	11,000	11,793
Metro. Washington Arpts. Auth. Gen. Arpt. Rev. Series 1998 B:
5.25% 10/1/09 (MBIA Insured) (e)	3,475	3,807
5.25% 10/1/10 (MBIA Insured) (e)	2,780	3,012
		36,512
Florida - 4.8%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Care Sys. Proj.) 6% 11/15/09 (Escrowed to Maturity) (f)	1,165	1,305
Brevard County Util. Rev.:
5% 3/1/07 (FGIC Insured)	2,500	2,773
5.25% 3/1/08 (FGIC Insured)	2,000	2,245
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Florida - continued
Broward County Gen. Oblig. Series B, 5% 1/1/11	$ 8,000	$ 8,826
Broward County School District Series A:
5% 2/15/06	5,000	5,474
5% 2/15/07	4,630	5,131
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.):
3.35%, tender 9/1/05 (b)	14,200	14,369
5.25% 11/15/11	3,735	3,907
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.) 4%, tender 8/1/07 (b)	18,000	17,784
Lee County Hosp. Board of Directors Hosp. Rev. (Lee Memorial Health Sys. Proj.) 6% 4/1/06 (MBIA Insured)	2,640	2,965
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (Shell Point Village Proj.) Series A:
5.5% 11/15/08	1,000	1,014
5.75% 11/15/12	1,800	1,808
Miami-Dade County Cap. Asset Acquisition Fixed Rate Spl. Oblig. Series 2002 A, 5% 4/1/07 (AMBAC Insured)	1,245	1,384
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev. 6% 4/1/10 (AMBAC Insured) (e)	2,000	2,310
Tampa Florida Guaranteed Entitlement Rev.:
6% 10/1/05 (AMBAC Insured)	1,500	1,670
6% 10/1/06 (AMBAC Insured)	1,945	2,215
Tampa Wtr. & Swr. Rev. 5% 10/1/05 (FSA Insured)	1,845	2,010
Univ. Athletic Assoc., Inc. Athletic Prog. Rev. Series 2001, 3%, tender 10/1/04, LOC Suntrust Banks of Florida, Inc. (b)	7,000	7,139
		84,329
Georgia - 2.0%
Athens-Clarke County Unified Govt. Wtr. & Swr. Rev. 4% 1/1/05	850	891
Atlanta Arpt. Rev. Series 2000 B, 5.625% 1/1/09 (FGIC Insured) (e)	1,620	1,812
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	1,300	1,463
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Georgia - continued
Columbus Wtr. & Swr. Rev.:
5% 5/1/05 (FSA Insured)	$ 4,405	$ 4,750
5.25% 5/1/06 (FSA Insured) (g)	1,325	1,422
5.25% 5/1/07 (FSA Insured) (g)	1,425	1,546
Coweta County Dev. Auth. Rev. (Newman Wtr. Swr. & Lt. Common Proj.) 5.75% 1/1/16 (AMBAC Insured)	1,440	1,613
Georgia Gen. Oblig.:
Series 1993 A, 7.45% 1/1/09	2,880	3,592
Series A, 4% 5/1/05	7,865	8,317
Gwinnett County Gen. Oblig. 4% 1/1/07	1,500	1,600
Gwinnett County School District:
4% 2/1/05	1,280	1,345
4.5% 2/1/06	3,475	3,746
5% 2/1/07	1,200	1,328
Henry County Wtr. & Sew Auth. Rev. 5% 2/1/11 (MBIA Insured) (g)	1,245	1,325
		34,750
Hawaii - 0.9%
Hawaii Arpts. Sys. Rev.:
Series 2001:
5.5% 7/1/05 (FGIC Insured) (e)	3,000	3,213
5.5% 7/1/06 (FGIC Insured) (e)	1,000	1,090
Third Series, 5.75% 7/1/08 (AMBAC Insured) (Pre-Refunded to 7/1/04 @ 102) (e)(f)	2,275	2,466
Hawaii Gen. Oblig.:
Series CN, 5.25% 3/1/12 (FGIC Insured)	2,880	3,115
Series CX, 5.5% 2/1/13 (FSA Insured)	4,415	5,061
Maui County Hawaii Series A, 5.25% 3/1/15 (MBIA Insured)	1,105	1,216
		16,161
Idaho - 0.5%
Cassia & Twin Falls Counties Joint School District #151:
5.5% 8/1/13 (FGIC Insured)	1,595	1,810
5.5% 8/1/14 (FGIC Insured)	1,695	1,911
Idaho Falls Gen. Oblig. 0% 4/1/05 (FGIC Insured)	6,000	5,749
		9,470
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - 8.1%
Chicago Gen. Oblig.:
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	$ 2,100	$ 2,371
Series A, 5.5% 1/1/08 (MBIA Insured)	3,000	3,375
Chicago Midway Arpt. Rev.:
Series 2001 B, 5% 1/1/08 (FSA Insured)	1,250	1,377
Series A, 5.5% 1/1/29 (MBIA Insured)	4,000	4,132
Series B:
6% 1/1/09 (MBIA Insured) (e)	2,000	2,194
6.125% 1/1/12 (MBIA Insured) (e)	2,740	3,085
Chicago O'Hare Int'l. Arpt. Rev.:
Series 1999, 5.5% 1/1/11 (AMBAC Insured) (e)	10,000	10,970
Series A, 6.25% 1/1/08 (AMBAC Insured) (e)	9,820	11,042
Cook County Cmnty. Unit School District #401 Elmwood Park 0% 12/1/10 (FSA Insured)	3,275	2,423
Cook County Gen. Oblig. Series A, 5.375% 11/15/14 (FGIC Insured)	9,365	10,358
Cook County High School District #201 J. Sterling Mortan Tpk. 0% 12/1/11 (FGIC Insured)	4,275	3,002
Du Page County Forest Preservation District Rev. 0% 11/1/09	4,000	3,146
Granite City Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 5%, tender 5/1/05 (b)(e)	7,000	7,074
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series 2000, 5.85% 2/1/07 (e)	2,500	2,575
Illinois Gen. Oblig. First Series:
5.25% 8/1/08	9,000	10,079
5.5% 8/1/19 (MBIA Insured)	1,250	1,365
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 7% 5/15/22	5,000	5,425
(Dectaur Memorial Hosp. Proj.) Series 2001, 5.6% 10/1/16	2,600	2,693
(Riverside Health Sys. Proj.) 6.8% 11/15/20	2,755	2,961
Illinois Sales Tax Rev.:
Series W, 5% 6/15/13	3,430	3,620
6% 6/15/20	1,600	1,815
Kane & Du Page Counties Cmnty. Unit School District #303 Saint Charles Series A:
5.5% 1/1/13 (FSA Insured)	2,000	2,285
5.5% 1/1/14 (FSA Insured)	3,700	4,155
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Kane County School District #129 Aurora West Side Series A:
5.75% 2/1/15 (FGIC Insured)	$ 2,580	$ 2,943
5.75% 2/1/16 (FGIC Insured)	2,165	2,452
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	3,000	3,396
Lake County Cmnty. Unit School District #60 Waukegan:
Series C:
0% 12/1/13 (FSA Insured)	5,590	3,520
0% 12/1/14 (FSA Insured)	5,180	3,097
0% 12/1/15 (FSA Insured)	3,810	2,141
Series D:
0% 12/1/09 (FSA Insured)	3,480	2,729
0% 12/1/10 (FSA Insured)	3,380	2,500
Lake County Forest Preservation District 0% 12/1/04	5,850	5,672
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 B, 0% 6/15/17 (MBIA Insured) (a)	1,100	713
Series A, 0% 6/15/11 (FGIC Insured)	7,780	5,662
Rolling Meadows Multi-Family Mtg. Rev. (Woodfield Garden Apts. Proj.) 7.75% 2/1/04, LOC Banque Paribas	5,000	5,179
		141,526
Indiana - 2.0%
Indiana Office Bldg. Commission Facilities Rev. (New Castle Correctional Facility Proj.) Series 2002 A, 5.25% 7/1/09 (FGIC Insured)	2,210	2,484
Indianapolis Resource Recovery Rev. (Ogden Martin Sys., Inc. Proj.):
6.75% 12/1/04 (AMBAC Insured)	3,520	3,821
6.75% 12/1/05 (AMBAC Insured)	8,185	9,116
Indianapolis Thermal Energy Sys. Series 2001 A, 5.5% 10/1/16 (MBIA Insured)	5,000	5,569
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	9,000	8,649
Rockport Poll. Cont. Rev. 4.9%, tender 6/1/07 (b)	5,000	5,088
		34,727
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Iowa - 0.1%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	$ 3,000	$ 2,626
Kansas - 1.2%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) 4.75%, tender 10/1/07 (b)	2,800	2,838
Kansas City Util. Sys. Rev.:
0% 3/1/04 (AMBAC Insured)	3,735	3,673
0% 3/1/04 (AMBAC Insured) (Escrowed to Maturity) (f)	5,015	4,924
Kansas Dev. Fin. Auth. Rev.:
(Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5.25% 12/1/10 (MBIA Insured)	2,230	2,429
5.25% 12/1/11 (MBIA Insured)	1,805	1,949
(Wtr. Poll. Revolving Fund Prog.):
Series II, 5.5% 11/1/19	1,000	1,104
5.5% 11/1/20	1,000	1,096
La Cygne Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1994, 3.9%, tender 9/1/04 (b)	2,200	2,255
		20,268
Kentucky - 0.3%
Kentucky Property & Bldgs. Commission Revs.:
(#69 Proj.):
Series 2001 B, 5% 8/1/08 (FSA Insured)	1,540	1,715
Series A, 5.5% 8/1/11 (FSA Insured)	1,440	1,650
Series 2001 D, 5.5% 8/1/08 (FSA Insured)	1,500	1,709
		5,074
Louisiana - 0.9%
New Orleans Gen. Oblig. 0% 9/1/05 (AMBAC Insured)	13,500	12,742
Shreveport Wtr. & Swr. Rev. Series A, 4% 12/1/07 (FGIC Insured) (g)	3,000	3,191
		15,933
Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	3,210	3,518
Maryland - 0.3%
Maryland Economic Dev. Corp. (Waste Mgmt., Inc. Proj.) 4.65%, tender 4/1/04 (b)(e)	5,000	5,031
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - 3.4%
Massachusetts Bay Trans. Auth. Series 2000 A, 5.75% 7/1/18	$ 3,000	$ 3,347
Massachusetts Dev. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.):
6.375% 8/1/14	1,315	1,497
6.375% 8/1/15	2,460	2,764
6.375% 8/1/16	2,570	2,872
Massachusetts Ed. Ln. Auth. Ed. Ln. Rev. Series B Issue E, 6% 1/1/12 (AMBAC Insured) (e)	2,855	2,995
Massachusetts Fed. Hwy. Series 2000 A, 5.75% 6/15/11	4,000	4,599
Massachusetts Gen. Oblig. Series B, 5% 2/1/06	10,000	10,920
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/04	10,650	10,358
0% 8/1/05	5,100	4,820
0% 8/1/07	5,800	5,073
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A, 5.55% 1/1/17 (MBIA Insured)	8,365	8,609
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	25	27
Univ. of Lowell Bldg. Auth. Rev. Fifth Series A, 6.75% 11/1/05 (AMBAC Insured)	1,705	1,941
		59,822
Michigan - 4.5%
Chelsea School District 6% 5/1/15 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 101) (f)	1,525	1,698
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 5.25% 9/30/12	22,300	22,920
Detroit Gen. Oblig. Series A, 6.8% 4/1/15 (Pre-Refunded to 4/1/05 @ 101) (f)	1,315	1,482
Detroit Swr. Disp. Rev. Series 2001 D1, 5.5%, tender 7/1/08 (b)	10,000	11,265
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.75% 7/1/28 (FGIC Insured)	2,400	2,663
Michigan Higher Ed. Student Ln. Auth. Rev. Series XII W, 4.875% 9/1/10 (AMBAC Insured) (e)	8,915	9,366
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Michigan - continued
Michigan Hosp. Fin. Auth. Hosp. Rev.:
(Crittenton Hosp. Proj.) Series A:
5.5% 3/1/16	$ 1,000	$ 1,030
5.5% 3/1/17	1,885	1,926
(McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	8,000	7,813
(Mercy Health Svcs. Proj.) Series Q, 6% 8/15/09 (AMBAC Insured) (Escrowed to Maturity) (f)	1,195	1,342
Michigan Muni. Bond Auth. Rev. Series G, 6.3% 11/1/05 (AMBAC Insured)	370	407
Michigan Pub. Pwr. Agcy. Rev. (Belle River Proj.) Series A:
5% 1/1/06 (MBIA Insured)	2,000	2,177
5.25% 1/1/08 (MBIA Insured)	5,085	5,677
5.25% 1/1/09 (MBIA Insured)	1,000	1,122
Michigan Strategic Fund Ltd. Oblig. Rev. (Detroit Edison Co. Proj.) Series A, 5.55% 9/1/29 (MBIA Insured) (e)	1,500	1,579
River Rouge School District 4% 5/1/08 (FGIC Insured)	1,545	1,644
West Ottawa Pub. School District 0% 5/1/15 (MBIA Insured) (Pre-Refunded to 5/1/05 @ 49.088) (f)	10,000	4,705
		78,816
Minnesota - 1.2%
Osseo Independent School District #279 Series B, 5% 2/1/13	2,445	2,643
Ramsey County Series B:
5% 2/1/05	1,445	1,548
5% 2/1/06	2,065	2,257
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	11,750	12,085
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. 5% 1/1/07 (AMBAC Insured)	2,815	3,101
		21,634
Mississippi - 0.2%
Mississippi Higher Ed. Student Ln. Series 2000 B3, 5.45% 3/1/10 (e)	3,800	4,108
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Missouri - 0.3%
Missouri Envir. Impt. & Energy Resource Auth. Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1993, 3.9%, tender 9/1/04 (b)	$ 2,500	$ 2,563
Missouri Highways & Trans. Commission State Road Rev. Series 2001 A, 5.625% 2/1/13	2,370	2,688
		5,251
Nebraska - 0.8%
Lancaster County School District #1 (Lincoln Pub. Schools Proj.) 4% 1/15/07	1,975	2,104
Lincoln Wtrwks. Rev. Series 2003:
5% 8/15/06 (g)	3,420	3,711
5% 8/15/07 (g)	3,585	3,919
Nebraska Pub. Pwr. District Rev. Series A, 0% 1/1/07 (MBIA Insured)	5,000	4,507
		14,241
Nevada - 0.8%
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30 (MBIA Insured)	1,500	1,584
Clark County Las Vegas-McCarran Int'l. Arpt. Passenger Facility Charge Rev. Series 2002 A, 5% 7/1/07 (MBIA Insured) (e)	5,735	6,196
Clark County School District Series B, 0% 3/1/05 (FGIC Insured)	6,195	5,943
		13,723
New Hampshire - 0.3%
New Hampshire Health & Edl. Facilities Auth. Rev. (Univ. Sys. of New Hampshire Proj.):
5.25% 7/1/06 (AMBAC Insured)	1,790	1,977
5.25% 7/1/07 (AMBAC Insured)	1,880	2,100
New Hampshire Higher Edl. & Health Facilities Auth. Rev. (Frisbie Memorial Hosp. Proj.) 5.7% 10/1/04	1,800	1,887
		5,964
New Jersey - 1.8%
Egg Hbr. Township School District:
4% 2/15/05 (FSA Insured)	1,520	1,599
4% 2/15/07 (FSA Insured)	2,435	2,598
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New Jersey - continued
Evesham Township Muni. Utils. Auth. Rev. Series 2003 A:
5% 7/1/11 (AMBAC Insured) (g)	$ 2,610	$ 2,854
5.125% 7/1/13 (AMBAC Insured) (g)	2,325	2,527
New Jersey Gen. Oblig. Series E, 6% 7/15/05	4,300	4,765
New Jersey Health Care Facilities Fing. Auth. Rev. (Atlantic City Med. Ctr. Proj.):
4% 7/1/04	1,350	1,383
5.25% 7/1/05	2,250	2,371
New Jersey Tpk. Auth. Tpk. Rev. Series 2002 A, 5.625% 1/1/15 (MBIA Insured)	2,500	2,786
New Jersey Trans. Trust Fund Auth. Series B, 6% 12/15/19 (MBIA Insured)	5,000	5,788
Tobacco Settlement Fing. Corp. 5.75% 6/1/32	5,300	5,081
		31,752
New Mexico - 0.5%
Albuquerque Arpt. Rev. 6.5% 7/1/07 (AMBAC Insured) (e)	1,400	1,606
Farmington Poll. Cont. Rev. (Tucson Gas & Elec. Co. Proj.) Series A, 6.1% 1/1/08 (MBIA Insured)	1,145	1,149
New Mexico Edl. Assistance Foundation Sr. Series A3, 4.95% 3/1/09 (e)	2,000	2,111
New Mexico Edl. Assistance Foundation Student Ln. Rev. Sr. Series IV A1, 7.05% 3/1/10 (e)	2,880	3,153
		8,019
New York - 5.3%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1997 B, 5% 7/1/20 (AMBAC Insured) (Escrowed to Maturity) (f)	1,000	1,040
Series A:
5.625% 7/1/27 (MBIA Insured) (Pre-Refunded to 1/1/08 @ 101.5) (f)	2,000	2,326
6% 7/1/24 (Pre-Refunded to 7/1/09 @ 100) (f)	9,915	11,804
Series B, 4.875% 7/1/18 (FGIC Insured) (Escrowed to Maturity) (f)	1,000	1,040
Series D, 5.125% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (f)	715	746
Series E, 5.625% 7/1/08 (AMBAC Insured) (Escrowed to Maturity) (f)	7,305	8,328
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
Metro. Trans. Auth. Dedicated Tax Fund Series A:
5% 4/1/23 (FGIC Insured) (Pre-Refunded to 10/1/15 @ 100) (f)	$ 4,100	$ 4,593
5% 4/1/29 (FSA Insured) (Pre-Refunded to 10/1/14 @ 100) (f)	4,385	4,932
Metro. Trans. Auth. Svc. Contract Rev.:
(Commuter Facilities Proj.) Series O, 5.75% 7/1/13 (Escrowed to Maturity) (f)	1,700	1,971
(Trans. Facilities Proj.) Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (f)	2,495	2,576
Series B, 5% 1/1/07	3,490	3,830
Metro. Trans. Auth. Transit Facilities Rev.:
(Svc. Contract Proj.) Series 8:
5.25% 7/1/17 (Pre-Refunded to 7/1/13 @ 100) (f)	1,400	1,604
5.375% 7/1/21 (FSA Insured) (Pre-Refunded to 7/1/13 @ 100) (f)	1,605	1,857
Series A, 4.75% 7/1/21 (MBIA Insured) (Escrowed to Maturity) (f)	2,555	2,571
Series B2, 5% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (f)	1,000	1,060
Series C, 4.75% 7/1/16 (FSA Insured) (Pre-Refunded to 1/1/12 @ 100) (f)	305	337
New York City Gen. Oblig.:
Series B, 7.5% 2/1/05 (f)	1,340	1,360
Series C:
5.75% 3/15/27 (FSA Insured)	1,500	1,658
6.4% 8/1/03	3,000	3,057
Series J, 5.875% 2/15/19	4,000	4,203
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Proj.):
Series B, 5.75% 7/1/06	1,080	1,208
Series C, 7.5% 7/1/10	2,500	3,030
(New York & Presbyterian Hosp. Proj.) 4.4% 8/1/13 (AMBAC Insured)	1,440	1,503
Series A, 5% 3/15/09 (g)	3,000	3,310
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (New York City Muni. Wtr. Fin. Auth. Proj.) Series F:
4.875% 6/15/18	1,900	1,978
4.875% 6/15/20	3,600	3,707
5% 6/15/15	1,800	1,918
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
New York State Thruway Auth. Hwy. & Bridge Trust Fund Series C, 5.5% 4/1/13 (MBIA Insured)	$ 6,000	$ 6,795
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	1,020	1,125
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16	2,500	2,758
Triborough Bridge & Tunnel Auth. Revs. Series Y, 6% 1/1/12 (Escrowed to Maturity) (f)	3,000	3,540
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (FGIC Insured) (Escrowed to Maturity) (f)	1,000	1,109
		92,874
New York & New Jersey - 0.5%
Port Auth. New York & New Jersey 120th Series, 5.75% 10/15/13 (MBIA Insured) (e)	7,620	8,487
North Carolina - 2.6%
Mecklenburg County Gen. Oblig. Series D, 4.75% 4/1/07	1,500	1,657
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1993 B, 7% 1/1/08 (MBIA Insured)	2,000	2,385
Series A, 5.75% 1/1/26	1,000	1,017
Series B:
5.625% 1/1/03	1,000	1,000
5.875% 1/1/21 (MBIA Insured)	5,800	6,423
6% 1/1/06	5,250	5,736
6% 1/1/14	2,900	2,969
6.125% 1/1/09	2,065	2,303
Series C:
5.25% 1/1/04	9,340	9,636
5.5% 1/1/07	500	546
5.5% 1/1/07 (MBIA Insured)	2,340	2,631
Series D, 6% 1/1/09	4,050	4,529
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 1992, 7.25% 1/1/07	1,300	1,498
5.9% 1/1/03	2,700	2,700
		45,030
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
North Dakota - 0.3%
Fargo Health Sys. Rev. Series A, 5.625% 6/1/15 (AMBAC Insured)	$ 3,685	$ 4,124
North Dakota Bldg. Auth. Lease Rev. Series A, 5.25% 6/1/07 (FGIC Insured) (g)	1,140	1,249
		5,373
Ohio - 1.5%
Bowling Green Univ. Gen. Receipts 5.75% 6/1/13 (FGIC Insured)	1,125	1,282
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series C, 6.2% 7/1/03 (e)	805	808
Franklin County Gen. Oblig. Rev. (Online Computer Library Ctr., Inc. Proj.):
5.9% 4/15/04	500	506
6% 4/15/09	4,500	4,532
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	2,000	2,142
Indian Hill Exempt Village School District Hamilton County 5.5% 12/1/16	1,060	1,167
Lake County Hosp. Impt. Facilities Rev. (Lake Hosp. Sys., Inc. Proj.) 6.875% 8/15/11 (AMBAC Insured) (Escrowed to Maturity) (f)	3,800	4,557
Ohio Air Quality Dev. Auth. Rev. (Pennsylvania Pwr. Co. Proj.) 3.85%, tender 7/1/03 (b)	3,100	3,107
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Toledo Edison Co. Proj.) Series B, 4.5%, tender 9/1/05 (b)	6,000	6,000
Olentangy Local School District 5.5% 12/1/15 (FSA Insured)	1,000	1,127
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B, 6.375% 11/15/22	1,500	1,575
		26,803
Oklahoma - 0.6%
Grand River Dam Auth. Rev. 6.25% 6/1/11 (AMBAC Insured)	2,000	2,400
Midwest City Muni. Auth. Cap. Impt. Rev. 5.5% 6/1/10 (FSA Insured)	3,700	4,221
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	4,000	4,378
		10,999
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Oregon - 0.4%
Jackson County School District #9 Eagle Point 5.625% 6/15/16	$ 2,040	$ 2,264
Portland Swr. Sys. Rev. Series 2000 A, 5.75% 8/1/18 (FGIC Insured)	1,000	1,117
Tri-County Metro. Trans. District Rev. Series A:
5.75% 8/1/14	1,520	1,724
5.75% 8/1/17	1,950	2,185
		7,290
Pennsylvania - 2.6%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (e)	2,000	2,217
Allegheny County Hosp. Dev. Auth.:
(Health Ctr.-UPMC Health Sys. Proj.) Series B, 5.25% 7/1/06 (MBIA Insured)	3,085	3,399
(UPMC Health Sys. Proj.) Series 1999 B, 4.55% 12/15/10 (AMBAC Insured)	1,330	1,423
Allegheny County San. Auth. Swr. Rev. Series 2003:
4% 12/1/04 (MBIA Insured) (g)	2,585	2,683
5% 6/1/05 (MBIA Insured) (g)	2,640	2,815
Canon McMillan School District Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,400	1,535
Delaware County Auth. Hosp. Rev. (Crozer-Chester Med. Ctr. Proj.) 5.75% 12/15/13	1,165	1,197
Fox Chapel Area School District 4% 8/15/06 (FSA Insured) (g)	1,200	1,259
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.:
(Amtrak Proj.) Series 2001 A:
6.125% 11/1/21 (e)	1,300	1,194
6.5% 11/1/16 (e)	1,100	1,104
(Shippingport Proj.) Series A, 5%, tender 6/1/05 (b)(e)	7,800	7,980
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	4,000	4,139
Pennsylvania State Univ. 5% 3/1/08	8,025	8,909
Philadelphia Gas Works Rev. 14th Series A, 6.375% 7/1/26	1,900	1,929
Philadelphia School District Series 2000 A, 5.75% 2/1/13 (FSA Insured)	2,650	3,027
Tredyffrin-Easttown School District 5.5% 2/15/14	1,595	1,771
		46,581
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
South Carolina - 0.9%
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (e)	$ 2,000	$ 2,142
South Carolina Gen. Oblig. School Facilities 5% 1/1/05	2,205	2,360
South Carolina Jobs Econ. Dev. Auth. Econ. Dev. Rev. (Waste Mgmt., Inc. Proj.) 4.1%, tender 11/1/04 (b)(e)	3,000	3,007
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.125% 12/15/15	5,500	6,000
South Carolina Pub. Svc. Auth. Rev. Series D, 4% 1/1/08 (FSA Insured)	3,000	3,183
		16,692
South Dakota - 0.4%
Minnehaha County Gen. Oblig.:
5.625% 12/1/16	2,000	2,219
5.625% 12/1/17	2,115	2,339
5.625% 12/1/18	2,350	2,582
		7,140
Tennessee - 0.4%
Knox County Gen. Oblig. 4% 4/1/06 (g)	3,200	3,413
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series A, 6% 2/15/06 (MBIA Insured) (e)	2,000	2,202
Shelby County Gen. Oblig. Series A, 0% 5/1/11 (Pre-Refunded to 5/1/05 @ 69.561) (f)	2,200	1,467
		7,082
Texas - 22.5%
Arlington Independent School District 0% 2/15/07	1,570	1,399
Austin Independent School District 5.7% 8/1/11	1,070	1,185
Austin Util. Sys. Rev. 0% 11/15/12 (AMBAC Insured)	2,000	1,329
Bexar Metro. Wtr. District Wtrwks. Sys. Rev.:
5.375% 5/1/14 (FSA Insured)	2,065	2,292
5.375% 5/1/15 (FSA Insured)	1,365	1,506
5.375% 5/1/16 (FSA Insured)	1,425	1,560
5.375% 5/1/17 (FSA Insured)	1,490	1,620
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Birdville Independent School District 0% 2/15/12	$ 4,150	$ 2,844
Brazos Higher Ed. Auth., Inc. Student Ln. Rev. Series C1:
5.6% 6/1/03 (e)	5,630	5,702
5.7% 6/1/04 (e)	2,080	2,134
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.):
Series 1995 B, 5.05%, tender 6/19/06 (b)(e)	8,500	8,087
Series A, 4.8%, tender 4/1/03 (b)(e)	11,000	10,815
Series D, 4.25%, tender 11/1/03 (b)(e)	15,000	14,715
Brazosport Independent School District (School House Proj.) 5.4% 2/15/13	1,290	1,382
Cedar Hill Independent School District:
0% 8/15/05	2,830	2,672
0% 8/15/07	1,465	1,286
Clint Independent School District 5.5% 8/15/18 (g)	1,000	1,096
Conroe Independent School District Lot B, 0% 2/15/07	500	446
Cypress-Fairbanks Independent School District:
5.75% 2/15/08	5,480	6,263
5.75% 2/15/17	1,500	1,699
Dallas Area Rapid Transit Sales Tax Rev. 5.5% 12/1/10 (AMBAC Insured)	2,225	2,549
Dallas County Gen. Oblig. Series A:
0% 8/15/05	7,125	6,728
0% 8/15/06	6,700	6,104
0% 8/15/07	3,605	3,147
Dallas Wtrwks. & Swr. Sys. Rev. Series 2002 A, 4.5% 10/1/05 (g)	4,000	4,294
Del Valle Independent School District:
5.5% 2/1/10	1,275	1,450
5.5% 2/1/11	1,350	1,533
Eagle Mountain & Saginaw Independent School District 5.375% 8/15/13	2,705	3,040
Fort Worth Gen. Oblig. Series A, 5% 3/1/08 (g)	1,325	1,465
Garland Independent School District:
Series A, 4% 2/15/17	3,505	3,358
5.5% 2/15/12	2,180	2,448
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Harris County Gen. Oblig.:
(Toll Road Proj.):
Series A, 0% 8/15/18 (AMBAC Insured) (Pre-Refunded to 8/15/09 @ 53.836) (f)	$ 7,500	$ 3,248
0% 8/1/05	16,275	15,374
0% 8/1/06	13,000	11,847
0% 10/1/14 (MBIA Insured)	8,530	5,096
0% 10/1/16 (MBIA Insured)	6,180	3,266
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.) Series 2001 A:
5.625% 2/15/14	2,500	2,669
5.625% 2/15/15	2,680	2,826
Houston Arpt. Sys. Rev. (Automated People Mover Proj.) Series A, 5.375% 7/15/11 (FSA Insured) (e)	3,300	3,486
Houston Independent School District:
Series A, 0% 8/15/11	13,740	9,704
0% 8/15/15	2,000	1,133
Houston Wtr. & Swr. Sys. Rev. Series C:
0% 12/1/10 (AMBAC Insured)	2,600	1,916
0% 12/1/11 (AMBAC Insured)	8,250	5,753
Humble Independent School District:
0% 2/15/10	2,320	1,769
8% 2/15/05	820	929
Katy Independent School District Series A, 0% 2/15/07	2,550	2,272
Keller Independent School District Series A, 0% 8/15/12	1,590	1,068
Killeen Independent School District 5% 2/15/13	3,355	3,674
La Joya Independent School District 5.75% 2/15/17	2,200	2,451
Lamar Consolidated Independent School District 5.25% 2/15/14	3,750	4,026
Laredo Gen. Oblig.:
5.125% 8/15/11 (FGIC Insured)	2,225	2,442
5.25% 2/15/13 (FGIC Insured)	1,335	1,412
Leander Independent School District:
7.5% 8/15/05	600	688
7.5% 8/15/06	800	949
7.5% 8/15/07	800	975
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Lewisville Independent School District 0% 8/15/08	$ 5,000	$ 4,101
Lower Colorado River Auth. Rev. 0% 1/1/09 (MBIA Insured) (Escrowed to Maturity) (f)	615	505
Mansfield Independent School District:
5.5% 2/15/13	1,575	1,771
5.5% 2/15/14	2,280	2,549
5.5% 2/15/15	2,270	2,534
5.5% 2/15/16	3,450	3,821
5.5% 2/15/18	1,000	1,090
5.5% 2/15/19	2,530	2,731
Mesquite Independent School District 5.375% 8/15/11	1,500	1,661
Midlothian Independent School District 0% 2/15/06	1,905	1,766
Montgomery County Gen. Oblig. Series A, 5.625% 3/1/19 (FSA Insured)	4,000	4,389
Mount Pleasant Independent School District 5.5% 2/15/17	1,010	1,113
North East Texas Independent School District:
7% 2/1/06	2,700	3,104
7% 2/1/07	2,850	3,366
Northside Independent School District:
Series A:
5.25% 2/15/16	2,825	3,075
5.25% 2/15/17	2,975	3,215
0% 2/1/05	6,155	5,912
5.5% 2/15/13	2,310	2,598
5.5% 2/15/16	1,000	1,105
Pearland Independent School District Series A, 5.875% 2/15/19	1,000	1,129
Pflugerville Independent School District:
5.75% 8/15/14	1,000	1,139
5.75% 8/15/17	500	560
5.75% 8/15/19	2,000	2,235
Red River Ed. Fin. Corp. Ed. Rev.:
(Hockaday School Proj.) 5.75% 5/15/19	1,210	1,316
(Texas Christian Univ. Proj.) Series 2001, 3.25%, tender 3/1/04 (b)	6,900	7,014
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Rio Grande City Consolidated Independent School District:
5.875% 8/15/20	$ 2,605	$ 2,914
5.875% 8/15/22	2,925	3,252
Rockwall Independent School District:
5.375% 2/15/17	1,045	1,139
5.375% 2/15/18	1,370	1,483
5.625% 2/15/11	3,865	4,424
Round Rock Independent School District:
Series 2001 A:
5.5% 8/1/13	1,940	2,193
5.5% 8/1/15	1,510	1,688
0% 2/15/07	7,645	6,813
5.375% 8/1/15	1,000	1,111
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series C, 4%, tender 11/1/03 (b)	5,275	5,175
San Antonio Elec. & Gas Rev.:
Series B, 0% 2/1/06 (FGIC Insured) (Escrowed to Maturity) (f)	17,500	16,368
5.375% 2/1/17 (FSA Insured)	6,000	6,543
5.75% 2/1/11 (Escrowed to Maturity) (f)	1,410	1,648
San Antonio Independent School District 5.75% 8/15/11 (Pre-Refunded to 8/15/09 @ 100) (f)	2,000	2,344
San Antonio Wtr. Sys. Rev. 5.5% 5/15/14 (FSA Insured)	3,305	3,701
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/12 (AMBAC Insured)	2,905	3,333
Spring Independent School District 0% 2/15/07	5,900	5,258
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	1,250	1,236
Tarrant Reg'l. Wtr. District Tex Wtr. 4.5% 3/1/06 (FSA Insured) (g)	1,000	1,077
Texas Gen. Oblig.:
(College Student Ln. Prog.)
5.25% 8/1/09 (e)	6,885	7,591
5.375% 8/1/10 (e)	1,900	2,111
5.8% 8/1/05 (e)	2,350	2,358
(Texas Pub. Fin. Auth. Proj.) Series A, 5% 10/1/14	3,375	3,486
4.7% 8/1/05 (e)	1,390	1,485
5% 8/1/09 (e)	5,000	5,255
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Texas Tpk. Auth. Central Tpk. Sys. First Tier Rev. 5.75% 8/15/38 (AMBAC Insured)	$ 8,000	$ 8,809
Texas Tpk. Auth. Dallas North Tollway Rev. 6.5% 1/1/07 (FGIC Insured)	5,090	5,896
Texas Univ. Sys. Fing. Rev.:
4% 3/15/06 (FSA Insured)	2,790	2,963
5% 3/15/08 (FSA Insured)	2,600	2,877
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (MBIA Insured)	4,000	4,463
Trinity River Auth. Red Oak Creek Sys. Rev. 4% 2/1/09 (FSA Insured) (g)	1,140	1,199
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev.:
5% 8/1/07 (MBIA Insured) (g)	2,500	2,704
5.25% 8/1/09 (MBIA Insured) (g)	3,060	3,349
Univ. Houston Univ. Revs. Series A, 3% 2/15/05 (FSA Insured)	4,840	4,972
Waxahachie Independent School District:
0% 8/15/20 (Pre-Refunded to 8/15/10 @ 51.59) (f)	4,780	1,880
0% 8/15/21 (Pre-Refunded to 8/15/10 @ 48.18) (f)	3,860	1,418
Webb County Gen. Oblig. 5% 2/15/09 (FGIC Insured)	1,230	1,365
Yselta Independent School District 0% 8/15/11	1,100	777
		395,578
Utah - 0.9%
Box Elder County School District 5% 6/15/06	3,650	4,025
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A, 6.5% 7/1/10 (AMBAC Insured)	165	198
Series B, 5.75% 7/1/16 (MBIA Insured)	1,000	1,125
Jordan County School District 7.625% 6/15/04	1,000	1,088
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	5,000	5,645
Salt Lake County Wtr. Conservancy District Rev. Series A, 0% 10/1/06 (AMBAC Insured)	3,500	3,198
		15,279
Vermont - 0.2%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	2,800	3,200
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Virginia - 0.6%
Arlington County Indl. Dev. Auth. Resource Recovery Rev. (Alexandria/Arlington Waste Proj.) Series B, 5.375% 1/1/11 (FSA Insured) (e)	$ 2,750	$ 3,015
Chesapeake Gen. Oblig. 6% 5/1/11 (Pre-Refunded to 5/1/04 @ 102) (f)	2,400	2,598
Pocahontas Parkway Assoc. Toll Road Rev. Sr. Series A, 5% 8/15/11	1,500	1,261
Virginia Hsg. Dev. Auth. Multi-family Hsg. Rev. Series I:
5.75% 5/1/07 (e)	1,380	1,479
5.85% 5/1/08 (e)	1,370	1,471
		9,824
Washington - 10.0%
Clark County Pub. Util. District #1 Elec. Rev. Series B:
4% 1/1/12 (FSA Insured)	1,855	1,872
5.25% 1/1/10 (FSA Insured)	1,630	1,812
5.25% 1/1/11 (FSA Insured)	1,715	1,885
5.5% 1/1/13 (FSA Insured)	1,880	2,108
Cowlitz County Gen. Oblig.:
5.5% 11/1/11 (FSA Insured)	460	517
5.5% 11/1/11 (FSA Insured) (Pre-Refunded to 11/1/09 @ 100) (f)	2,105	2,430
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	4,000	4,594
Grant County Pub. Util. District #2 Elec. Rev. Series H, 5.375% 1/1/13 (FSA Insured)	5,410	6,021
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Second Series B, 5.25% 1/1/14 (MBIA Insured) (e)	1,235	1,337
King County Swr. Rev. Series B:
5.5% 1/1/15 (FSA Insured)	7,245	8,038
5.5% 1/1/16 (FSA Insured)	8,000	8,844
5.5% 1/1/17 (FSA Insured)	2,565	2,815
5.5% 1/1/18 (FSA Insured)	3,010	3,285
Port of Seattle Rev.:
Series 2000 B, 5.5% 2/1/08 (MBIA Insured) (e)	6,225	6,941
Series B:
5.25% 9/1/07 (FGIC Insured) (e)	3,185	3,504
5.5% 9/1/08 (FGIC Insured) (e)	3,750	4,165
Series D, 5.75% 11/1/06 (FGIC Insured) (e)	3,660	4,091
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Seattle Muni. Lt. & Pwr. Rev. 5.5% 3/1/08 (FSA Insured)	$ 6,475	$ 7,313
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	1,000	1,095
Tumwater School District #33 Thurston County
Series 1996 B:
0% 12/1/11 (FGIC Insured)	6,415	4,493
0% 12/1/12 (FGIC Insured)	6,830	4,552
Washington Ctfs. of Prtn. (Convention & Trade Ctr. Proj.) 5% 7/1/10 (MBIA Insured)	2,500	2,725
Washington Gen. Oblig.:
(Convention & Trade Ctr. Proj.) Series AT5, 0% 8/1/12 (MBIA Insured)	2,025	1,368
Series A, 3.5% 1/1/06 (MBIA Insured)	10,000	10,451
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	3,065	3,419
(Swedish Health Svcs. Proj.) 5.5% 11/15/12 (AMBAC Insured)	3,000	3,307
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev. Series 1997 B, 5.125% 7/1/13 (FSA Insured)	9,500	10,180
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. Series A:
5% 7/1/09 (MBIA Insured)	5,000	5,232
5% 7/1/12 (FSA Insured)	3,500	3,773
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series B:
0% 7/1/04 (MBIA Insured)	5,450	5,311
0% 7/1/05 (MBIA Insured)	10,000	9,445
0% 7/1/07	15,130	13,172
0% 7/1/10	18,250	13,535
0% 7/1/12 (MBIA Insured)	4,000	2,687
Series C, 7.5% 7/1/08 (MBIA Insured)	7,040	8,599
		174,916
Wisconsin - 0.4%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	2,600	2,537
Fond Du Lac School District:
5.75% 4/1/12 (FGIC Insured)	1,000	1,131
5.75% 4/1/14 (FGIC Insured)	1,000	1,129
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev. (Wheaton Franciscan Svcs. Proj.):
5.75% 8/15/12	$ 1,760	$ 1,931
6% 8/15/16	1,000	1,075
		7,803
TOTAL MUNICIPAL BONDS (Cost $1,688,875)		1,785,512
Municipal Notes - 1.0%

Hawaii - 1.0%
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev. (Citizens Communications Co. Proj.) Series 2000, 3.2% tender 1/7/03, CP mode (e) (Cost $17,593)	17,593	17,593
Money Market Funds - 0.3%
	Shares
Fidelity Municipal Cash Central Fund, 1.67% (c)(d) (Cost $6,000)	6,000,000	6,000
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $1,712,468)		1,809,105
NET OTHER ASSETS - (2.9)%		(51,180)
NET ASSETS - 100%		$ 1,757,925
Security Type Abbreviation
CP - COMMERCIAL PAPER
Legend
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	34.0%
Electric Utilities	20.3
Health Care	10.5
Transportation	8.7
Escrowed/Pre-Refunded	7.8
Water & Sewer	7.1
Special Tax	5.3
Others* (individually less than 5%)	6.3
100.0%
* Includes cash equivalents and net other assets
Purchases and sales of securities, other than short-term securities, aggregated $718,046,000 and $517,036,000, respectively.
Income Tax Information
The fund hereby designates approximately $10,608,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2002

Assets
Investment in securities, at value (cost $1,712,468) - See accompanying schedule		$ 1,809,105
Receivable for fund shares sold		3,217
Interest receivable		21,284
Redemption fees receivable		1
Other receivables		5
Total assets		1,833,612

Liabilities
Payable to custodian bank	$ 8
Payable for investments purchased on a delayed delivery basis	71,022
Payable for fund shares redeemed	1,991
Distributions payable	1,968
Accrued management fee	479
Other payables and accrued expenses	219
Total liabilities		75,687

Net Assets		$ 1,757,925
Net Assets consist of:
Paid in capital		$ 1,657,932
Undistributed net investment income		487
Accumulated undistributed net realized gain (loss) on investments		2,869
Net unrealized appreciation (depreciation) on investments		96,637
Net Assets, for 171,836 shares outstanding		$ 1,757,925
Net Asset Value, offering price and redemption price per share ($1,757,925 ÷ 171,836 shares)		$ 10.23

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2002

Investment Income
Interest		$ 77,774
Expenses
Management fee	$ 5,540
Transfer agent fees	1,274
Accounting fees and expenses	386
Non-interested trustees' compensation	6
Custodian fees and expenses	28
Registration fees	95
Audit	37
Legal	18
Miscellaneous	55
Total expenses before reductions	7,439
Expense reductions	(366)	7,073
Net investment income (loss)		70,701
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		16,625
Change in net unrealized appreciation (depreciation) on investment securities		54,559
Net gain (loss)		71,184
Net increase (decrease) in net assets resulting from operations		$ 141,885

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2002	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 70,701	$ 64,945
Net realized gain (loss)	16,625	9,516
Change in net unrealized appreciation (depreciation)	54,559	(3,932)
Net increase (decrease) in net assets resulting from operations	141,885	70,529
Distributions to shareholders from net investment income	(71,173)	(65,192)
Distributions to shareholders from net realized gain	(10,246)	-
Total distributions	(81,419)	(65,192)
Share transactions Net proceeds from sales of shares	698,467	594,685
Reinvestment of distributions	54,047	44,796
Cost of shares redeemed	(542,064)	(373,822)
Net increase (decrease) in net assets resulting from share transactions	210,450	265,659
Redemption fees	49	17
Total increase (decrease) in net assets	270,965	271,013

Net Assets
Beginning of period	1,486,960	1,215,947
End of period (including undistributed net investment income of $487 and undistributed net investment income of $1,045, respectively)	$ 1,757,925	$ 1,486,960
Other Information Shares
Sold	69,182	59,951
Issued in reinvestment of distributions	5,351	4,518
Redeemed	(53,734)	(37,720)
Net increase (decrease)	20,799	26,749

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 9.78	$ 9.41	$ 9.98	$ 9.94
Income from Investment Operations
Net investment income (loss)	.427 B	.456 B, D	.478 B	.460 B	.474
Net realized and unrealized gain (loss)	.444	.073 D	.368	(.561)	.097
Total from investment operations	.871	.529	.846	(.101)	.571
Distributions from net investment income	(.431)	(.459)	(.476)	(.466)	(.474)
Distributions from net realized gain	(.060)	-	-	-	(.057)
Distributions in excess of net realized gain	-	-	-	(.003)	-
Total distributions	(.491)	(.459)	(.476)	(.469)	(.531)
Redemption fees added to paid in capital	- B	- B	-	-	-
Net asset value, end of period	$ 10.23	$ 9.85	$ 9.78	$ 9.41	$ 9.98
Total Return A	9.02%	5.48%	9.26%	(1.06)%	5.89%
Ratios to Average Net Assets C
Expenses before expense reductions	.45%	.46%	.50%	.48%	.50%
Expenses net of voluntary waivers, if any	.45%	.46%	.50%	.48%	.50%
Expenses net of all reductions	.42%	.39%	.49%	.48%	.50%
Net investment income (loss)	4.24%	4.60% D	5.03%	4.72%	4.58%
Supplemental Data
Net assets, end of period (in millions)	$ 1,758	$ 1,487	$ 1,216	$ 1,063	$ 1,154
Portfolio turnover rate	31%	32%	19%	21%	18%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gains, futures transactions, market discount, capital loss carryforwards and losses deferred due to future transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 99,273	|
Unrealized depreciation	(2,424)
Net unrealized appreciation (depreciation)	96,849
Undistributed long-term capital gain	1,676
Total Distributable earnings	$ 98,525
Cost for federal income tax purposes	$ 1,712,256

The tax character of distributions paid during the current and prior year was as follows:

Ordinary Income	$ 71,173	$ 65,192
Long-term Capital Gains	10,246	-
Total	$ 81,419	$ 65,192

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the fund's average net assets plus an income based fee of 5% of the fund's gross income throughout the month. For the period, the total annual management fee rate was .33% of average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $84 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $25 and $341, respectively.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity School Street Trust and the Shareholders of Spartan Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) at December 31, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2003

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 270 funds advised by FMR or an affiliate. Mr. McCoy oversees 272 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (72)**

Year of Election or Appointment: 1976

Trustee of School Street Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Intermediate Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (60)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute and of the Directorship Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (70)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (59)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (56)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (69)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), Chemical Financial Corporation, Computer Associates International Inc. (integrated computer software products, 2002), and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (49)

Year of Election or Appointment: 1997

Vice President of Spartan Intermediate Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (42)

Year of Election or Appointment: 2002

Vice President of Spartan Intermediate Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Spartan Intermediate Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Spartan Intermediate Municipal Income. Ms. Dwyer also serves as President andTreasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Intermediate Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Stanley N. Griffith (56)

Year of Election or Appointment: 1998

Assistant Vice President of Spartan Intermediate Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (56)
Year of Election or Appointment: 1986 Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (47)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (44)

Year of Election or Appointment: 1996

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Intermediate Municipal Income Fund voted to pay on February 10, 2003, to shareholders of record at the opening of business on February 7, 2003, a distribution of $.01 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

During fiscal year ended 2002, 100% of the fund's income dividends was free from federal income tax, and 14.74% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 18, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes	% of Votes
Affirmative	1,288,195,689.40	87.130
Against	59,837,700.18	4.047
Abstain	66,870,615.36	4.523
Broker Non-Votes	63,578,790.11	4.300
TOTAL	1,478,482,795.05	100.000
PROPOSAL 2
To authorize the Trustees to increase the maximum number of Trustees.*
	# of Votes	% of Votes
Affirmative	1,265,038,842.24	85.563
Against	153,176,235.98	10.361
Abstain	60,267,716.83	4.076
TOTAL	1,478,482,795.05	100.000
PROPOSAL 3
To authorize the Trustees to clarify the scope of the Trustees' authority regarding mergers, consolidations, incorporations, and reorganizations.*
	# of Votes	% of Votes
Affirmative	1,278,011,067.16	86.441
Against	74,209,385.21	5.019
Abstain	62,683,552.57	4.240
Broker Non-Votes	63,578,790.11	4.300
TOTAL	1,478,482,795.05	100.000
PROPOSAL 4
To authorize the Trustees to enter into management contracts on behalf of a new fund.*
	# of Votes	% of Votes
Affirmative	1,245,890,930.80	84.268
Against	98,700,857.54	6.676
Abstain	70,312,216.60	4.756
Broker Non-Votes	63,578,790.11	4.300
TOTAL	1,478,482,795.05	100.000
PROPOSAL 5
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	1,411,053,067.59	95.439
Withheld	67,429,727.46	4.561
TOTAL	1,478,482,795.05	100.000
Ralph F. Cox
Affirmative	1,410,166,404.98	95.379
Withheld	68,316,390.07	4.621
TOTAL	1,478,482,795.05	100.000
Phyllis Burke Davis
Affirmative	1,408,464,277.11	95.264
Withheld	70,018,517.94	4.736
TOTAL	1,478,482,795.05	100.000
Robert M. Gates
Affirmative	1,411,161,494.77	95.447
Withheld	67,321,300.28	4.553
TOTAL	1,478,482,795.05	100.000
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	1,406,102,760.86	95.104
Withheld	72,380,034.19	4.896
TOTAL	1,478,482,795.05	100.000
Edward C. Johnson 3d
Affirmative	1,407,689,158.72	95.212
Withheld	70,793,636.33	4.788
TOTAL	1,478,482,795.05	100.000
Donald J. Kirk
Affirmative	1,411,739,690.64	95.486
Withheld	66,743,104.41	4.514
TOTAL	1,478,482,795.05	100.000
Marie L. Knowles
Affirmative	1,412,764,570.79	95.555
Withheld	65,718,224.26	4.445
TOTAL	1,478,482,795.05	100.000
Ned C. Lautenbach
Affirmative	1,412,976,011.53	95.569
Withheld	65,506,783.52	4.431
TOTAL	1,478,482,795.05	100.000
Peter S. Lynch
Affirmative	1,411,348,873.56	95.459
Withheld	67,133,921.49	4.541
TOTAL	1,478,482,795.05	100.000
Marvin L. Mann
Affirmative	1,411,908,593.93	95.497
Withheld	66,574,201.12	4.503
TOTAL	1,478,482,795.05	100.000
William O. McCoy
Affirmative	1,411,926,873.54	95.498
Withheld	66,555,921.51	4.502
TOTAL	1,478,482,795.05	100.000
William S. Stavropoulos
Affirmative	1,404,489,525.50	94.995
Withheld	73,993,269.55	5.005
TOTAL	1,478,482,795.05	100.000
PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes	% of Votes
Affirmative	808,609,801.62	81.711
Against	74,391,985.03	7.517
Abstain	62,414,211.43	6.308
Broker Non-Votes	44,174,735.12	4.464
TOTAL	989,590,733.20	100.00
PROPOSAL 8
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	797,676,796.69	80.607
Against	84,962,165.49	8.585
Abstain	62,777,035.90	6.344
Broker Non-Votes	44,174,735.12	4.464
TOTAL	989,590,733.20	100.00
*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

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Brea, CA

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Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

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Irvine, CA

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Colorado

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Maine

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Maryland

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Massachusetts

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Burlington, MA

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Annual Report

Michigan

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Birmingham, MI

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Novi, MI

29155 Northwestern Hwy.
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Minnesota

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Missouri

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New Jersey

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New York

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New York, NY

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New York, NY

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North Carolina

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Ohio

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Oregon

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Pennsylvania

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Rhode Island

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Dallas, TX

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Houston, TX

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San Antonio, TX

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Spring, TX

Utah

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Salt Lake City, UT

Virginia

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Seattle, WA

Washington, DC

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Washington, DC

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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Annual Report

Annual Report

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